SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A5

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 31, 2000

                             MORROW SNOWBOARDS, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Oregon                        0-27002                93-1011046
--------------------------------   ---------------------   --------------------
(State or other jurisdiction of    (Commission File No.)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                                 (916) 315-2020
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)



Item 2.  Acquisition of Disposition of Assets


On February 1, 2000, Morrow Snowboards, Inc., doing business as Granite Bay Technologies (the "Company") filed a Current Report on Form 8-K disclosing its acquisition of International DisplayWorks, Inc., a Delaware corporation ("IDW") on January 31, 2000, and the Company's loan to IDW to finance the acquisition of MULCD Microelectronics Company Ltd. and IDW Shenzhen Technology Development Company Ltd., two companies organized and under the laws of the Peoples Republic of China (collectively the "PRC Companies").

At the time of the Current Report, and as amended on four prior occasions on Form 8-K/As, filed on February 16, 2000, February 24, 2000, and March 31, 2000, the Company noted that it was unable to file the audited financial statements of the PRC Companies due to additional time required by the auditors to test the subsidiaries books and accounts. The Company has now received those audited financial statements and is filing them herewith.

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED


               (1) Financial statements of Vikay Science & Technology Development (Shenzhen) Co. Ltd. for the years ended December 31, 1997, 1998, and 1999 are attached hereto as pages F-1 - F-52.

               (2) Financial statements of MULCD Microelectronics (Shenzhen) Co. Ltd. for the years ended December 31, 1997, 1998, and 1999 are attached hereto as pages F-53 - F-95.


          (b)  PRO FORMA FINANCIAL INFORMATION

               (1)  Unaudited  pro  forma   condensed   consolidated   financial
                    information is attached hereto as pages F-96 - F-101.

          (c)  EXHIBITS

Exhibit No.    Exhibit Description

     1. Placement Agent Agreement dated January 13, 2000 between the Company and CBS (Incorporated by reference to Form 8-K/A filed February 15, 2000).

   99.13 Securities Purchase Agreement, effective as of January 31, 2000, among Morrow Snowboards, Inc. and the Sellers (Incorporated by reference to Form 8-K/A1 filed February 16, 2000).

   99.14 Sale and Purchase Agreement [February 1, 2000] among Vikay Industrial Ltd., Vikay Industrial (Hong Kong) Ltd. and International DisplayWorks, Inc. (Incorporated by reference to Form 8-K/A2 filed February 16, 2000).

   99.15       Supplemental   Deed  and  Charge,   dated   [February   1,  2000]
               between   International   DisplayWorks   (Hong  Kong)   Ltd.  and
               International DisplayWorks, Inc., as Chargors, and Vikay Industrial Ltd. (in Judicial Management) and Vikay Industrial (Hong Kong) Ltd., as Chargees (Incorporated by reference to Form 8-K/A2 filed February 16, 2000).

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 17, 2000                MORROW SNOWBOARDS, INC.
                                    an Oregon Corporation


                                /s/ P. BLAIR MULLIN
                                    --------------------------------------
                                    P. Blair Mullin, President and C.F.O.
                                    (Principal Executive Officer and
                                    Principal Financial and Principal
                                    Accounting Officer)

                          Audited Financial Statements


           VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD. (Registered in the People's Republic of China with limited liability)

                                31 December 1997














                                  ERNST & YOUNG

                                    HONG KONG

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

CONTENTS


                                                                       Pages

REPORT OF THE AUDITORS                                                  1 - 2

AUDITED FINANCIAL STATEMENTS

        Profit and loss account                                             3

        Balance sheet                                                       4

        Cash flow statement                                                 5

        Notes to financial statements                                  6 - 14

                             REPORT OF THE AUDITORS


To the members
Vikay Science & Technology Development (Shenzhen) Co., Ltd.
(Registered in the People's Republic of China with limited liability)

We have audited the financial statements on pages 3 to 14 which have been prepared in accordance with the basis of presentation as set out in note 1 to the financial statements.

Respective responsibilities of directors and auditors
-----------------------------------------------------
The Company's directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
----------------
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Fundamental uncertainty
-----------------------
In forming our opinion, we have considered the adequacy of the disclosures made in the financial statements concerning the basis of their preparation by the directors. As further explained in note 1 to the financial statements, the ability of the Company to meet its liabilities as they fall due is dependent on
(i) the availability of the financial support from Vikay Industrial Limited, the Company's holding company incorporated in Singapore, which has been under judicial management since 6 December 1997, pursuant to a judgment issued by the High Court of Singapore; (ii) the ability of the holding company to repay its amount due to the Company of US$19,883,684; and (iii) the ability of the fellow subsidiaries, namely MULCD Micro Electronic (Shenzhen) Co., Ltd. and Vickman International Limited which are also relying on the availability of the financial support from the Company's holding company, to repay their amounts due to the Company totally US$10,470,420. The financial statements have been prepared on a going concern basis, the validity of which depends upon the availability of future continued funding. The financial statements do not include any adjustments that would result from the inability of Vikay Industrial Limited to provide such financial support and/or repay the above debt. We consider that appropriate disclosures have been made.

Qualified opinion: Disclaimer on view given by financial statements
-------------------------------------------------------------------
Because of the significance of the possible effects of the fundamental uncertainty relating to the going concern basis as set out above, we are unable to form an opinion as to whether the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1998 or its loss and cash flows for the year ended 31 December 1997 in accordance with the basis of presentation as set out in note 1 to the financial statements.

In respect alone of the availability of continued financial support to the Company, we have not obtained all the information and explanations that we considered necessary for the purposes of our audit.








Hong Kong
13 April 1999

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1997




                                                                             1997             1996
                                                          Notes               US$              US$
                                                          -----           ----------       ----------

TURNOVER                                                    4             53,286,086       10,949,834

OPERATING PROFIT/(LOSS) BEFORE
   EXCEPTIONAL ITEM                                         5             (1,783,349)         517,572

Exceptional item                                            6             (3,039,177)               -

OPERATING PROFIT/(LOSS) BEFORE TAXATION                                   (4,822,526)         517,572

Taxation                                                    7                      -                -
                                                                          ----------       ----------
NET PROFIT/(LOSS) FOR THE YEAR                                            (4,822,526)         517,572

Retained profit at the beginning of year                                     517,572                -
                                                                          ----------       ----------
RETAINED PROFITS/ACCUMULATED LOSSES)
   AT END OF YEAR                                          14             (4,304,954)         517,572
                                                                          ==========       ==========


VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

BALANCE SHEET

Year ended 31 December 1997




                                                                             1997             1996
                                                          Notes               US$              US$
                                                          -----          -----------        ----------

NON-CURRENT ASSETS                                          8             12,826,668        11,354,304

DEFERRED EXPENSES                                           9              3,205,469         4,011,773

GOODWILL                                                   10                445,207           573,299

CURRENT ASSETS
Cash and bank balances                                                       781,077            41,425
Deposits and other receivables                                                83,398         2,354,717
Inventories                                                11              7,509,465        10,674,685
Due from a related company                                 12                      -             4,905
Due from fellow subsidiaries                                3             10,470,420         1,695,814
Due from holding company                                    3             19,883,684         6,085,151
                                                                         -----------        ----------
                                                                          38,728,044        20,856,697
                                                                         -----------        ----------
CURRENT LIABILITIES
Accounts payable and accrued liabilities                                   3,286,275         1,044,233
Due to fellow subsidiaries                                  3             50,050,898        29,234,268
                                                                         -----------        ----------
                                                                          53,337,173        30,278,501
                                                                         -----------        ----------
NET CURRENT LIABILITIES                                                  (14,609,129)       (9,421,804)
                                                                         -----------        ----------
                                                                           1,868,215         6,517,572
                                                                         ===========        ==========
SHAREHOLDERS' EQUITY
Paid-up capital                                            13              6,000,000         6,000,000
Reserves                                                   14             (4,131,785)          517,572
                                                                         -----------        ----------
                                                                           1,868,215         6,517,572
                                                                         ===========        ==========





-------------------------------------  -------------------------------------
Director                               Director

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

CASH FLOW STATEMENT

Year ended 31 December 1997



                                                                             1997             1996
                                                          Notes               US$              US$
                                                          -----           ----------      ----------

NET CASH INFLOW/(OUTFLOW) FROM
   OPERATING ACTIVITIES                                    15(a)           4,263,568       5,452,127

INVESTING ACTIVITIES
   Purchases of fixed assets                                              (3,592,652)     (6,820,920)
   Increase in deferred expenses                                                   -      (1,850,874)
   Proceeds on disposal of fixed assets                                       67,636               -
                                                                          ----------      ----------
Net cash outflow from investing activities                                (3,525,016)     (8,671,794)
                                                                          ----------      ----------
NET CASH INFLOW/(OUTFLOW) BEFORE
   FINANCING ACTIVITIES                                                      738,552      (3,219,667)

FINANCING ACTIVITIES
   Injection of capital                                                            -       3,200,000
                                                                          ----------      ----------
Net cash inflow from financing activities                                          -       3,200,000
                                                                          ----------      ----------
INCREASE/(DECREASE) IN CASH AND CASH
   EQUIVALENTS                                                               738,552         (19,667)

Cash and cash equivalents at beginning of year                                41,425          61,092

Effect of foreign exchange rate changes, net                                   1,100               -
                                                                          ----------      ----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                     781,077          41,425
                                                                          ==========      ==========
ANALYSIS OF BALANCES OF CASH AND CASH
   EQUIVALENTS
     Cash and bank balances                                                  781,077          41,425
                                                                          ==========      ==========


VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


1.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statement of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance.

     These financial statements are prepared on the presumption that the Company will continue to operate as a going concern notwithstanding that the Company had net current liabilities at the balance sheet date. The ability of the Company to meet its liabilities as they fall due is dependent on (i) the availability of the financial support from Vikay Industrial Limited, the Company's holding company, which was placed under Judicial Management on 6 December 1997, to the Company, and (ii) the recoverability of the amount due from VIL of US$19,883,684, and amounts due from MULCD Micro Electronics (Shenzhen) Co. Ltd. and Vickman International Limited, fellow subsidiaries of the Company totaling US$10,470,420. The directors believe that with the availability of continued financial support upon the successful restructuring of Vikay Industrial Limited through future actions taken by the judicial managers, the Company will have sufficient working capital for its current requirements and the financial statements have been prepared on a going concern basis.

2.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation

     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 23 May 1995. The tenure of the Company is for a period of fifty years and can be extended by the board of directors with the approval of the relevant authorities.

     Fixed assets and depreciation

     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalized as an additional cost of the fixed asset.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


2.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)


     Leasehold land and buildings                        30 years
     Furniture, fittings and leasehold improvements      5 - 10 years
     Office equipment and computers                      5 years
     Plant and machinery                                 5 - 10 years

     The gain or loss on disposal or retirement of a fixed asset recognized in the profit and loss account is the difference between the sales proceeds and the carrying amount of the relevant asset.

     Deferred expenses

     Deferred expenses represent production expenses and trading expenses incurred during the initial set-up stage. They are amortized on the straight-line basis over a period of five years starting from the commencement date of commercial production.

     Goodwill

     Goodwill represents the excess of the purchase consideration paid for the branches over the fair value ascribed to the net underlying assets acquired and is amortized on the straight-line basis over five years.

     Revenue

     Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably. Revenue arising from the sale of goods are recognized when the significant risks and rewards of ownership have been transferred to the buyers.

     Related parties

     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

     Inventories

     Inventories are stated at the lower of cost and net realizable value. Cost is determined on the first-in, first-out basis, and in the case of work in progress and finished goods, comprises direct materials, direct labor and an appropriate proportion of overheads. Net realizable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997



2.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)


     Foreign currency transactions

     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the financial statements to United States dollars, all assets and liabilities, except the equity accounts, are translated to United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation are recorded in the exchange fluctuation reserve, which is shown as a component of the equity accounts.

     Cash equivalents

     Cash equivalents represent short term liquid investments which are readily convertible into known amounts of cash and which were within three months of maturity when required, less advances from banks repayable within three months from the date of the advance.

3.   CORPORATE AFFILIATION

     The Company is a wholly-owned subsidiary of Vikay Industrial Limited, a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, which is considered by the directors to be the Company's ultimate holding company.

     A portion of the Company's business is represented by transactions to which other members of the Vikay Industrial Limited group are parties and these financial statements reflect the effect of these transactions which are conducted on the bases determined within the group.

     The balances with group companies are unsecured, interest-free and have no fixed terms of repayment.

4.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


5.   OPERATING PROFIT/(LOSS) BEFORE EXCEPTIONAL ITEM

     Operating profit/(loss) before exceptional item is arrived at after charging/(crediting):

                                                      1997               1996
                                                       US$                US$
                                                   ---------           --------
Directors' remuneration:
   Fees                                                    -                  -
   Other emoluments                                        -                  -
Amortization of goodwill                             143,325            143,325
Amortization of deferred expenses                    912,897            240,634

Depreciation                                       1,052,589            516,430
Less: capitalized as deferred expenses                     -           (211,746)
                                                   ---------           --------
                                                   1,052,589            304,684
                                                   ---------           --------

Operating lease rentals on land and buildings        315,128            194,197
Less: capitalized as deferred expenses                     -            (58,894)
                                                   ---------           --------
                                                     315,128            135,213
                                                   ---------           --------

Loss on disposal of fixed assets                     467,219             67,337
Exchange (gain)/losses, net                         (548,802)           248,279
                                                   =========           ========


6.   EXCEPTIONAL ITEM

     Exception item represents provision for obsolete stocks.

7.   TAXATION

     No provision for profits tax has been made as the Company has no assessable income in any relevant jurisdiction (1996: Nil).

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


8.      FIXED ASSETS



                                                                Furniture,      Office
                                                               fittings and    equipment
                              Construction     Leasehold        leasehold         and       Plant and
                               in progress     land and        improvements    computers    machinery     Subtotal
                                   US$       buildings US$          US$           US$          US$          US$       Total US$
                               ----------      ---------        ---------       -------     ---------    ----------   ----------

Cost:
   At 1 January 1997            3,827,439      2,583,018          416,371       243,418     5,186,088    8,428,895    12,256,334
   Additions                    1,851,311              -           12,486        187,90     1,541,665    1,741,341     3,592,652
   Disposals                            -              -                -       (35,640)     (607,518)    (643,158)     (643,158)
   Transferred from CIP        (4,820,264)             -        3,237,895         5,918     1,576,451    4,820,264             -
   Transferred to group
     company                     (834,527)             -                -             -             -            -      (834,527)
   Exchange difference            101,695         68,631           11,062         6,467       137,795       223,955      325,650
                               ----------      ---------        ---------       -------     ---------    ----------   ----------
   At 31 December 1997            125,654      2,651,649        3,677,814       407,353     7,834,481    14,571,297   14,696,951
                               ----------      ---------        ---------       -------     ---------    ----------   ----------
   Accumulated depreciation:
   At 1 January 1997                    -         97,151          121,418        70,061       613,400      902,030       902,030
   Charge for the year                  -         89,095          377,206        52,668       533,620     1,052,589    1,052,589
   Disposals                            -              -                -          (377)     (107,926)    (108,303)     (108,303)
   Exchange difference                  -          2,582            3,226         1,861        16,298       23,967        23,967
   At 31 December 1997                           188,828          501,850       124,213     1,055,392    1,870,283     1,870,283
                               ----------      ---------        ---------       -------     ---------    ----------   ----------
   Net book value:
   At 31 December 1997            125,654      2,462,821        3,175,964       283,140     6,779,809    12,701,014   12,826,668
                               ==========      =========        =========       =======     =========    ==========   ==========
   At 31 December 1996          3,827,439      2,485,867          294,953       173,357     4,572,688     7,526,865   11,354,304
                               ==========      =========        =========       =======     =========    ==========   ==========




The land and buildings are situated in the People's Republic of China and are held under a medium term lease.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


9.   DEFERRED EXPENSES

                                                                US$
Cost:
   At beginning of year                                     4,476,657
   Additions                                                        -
   Exchange adjustments                                       118,945
                                                            ---------
   At 31 December 1997                                      4,595,602
                                                            ---------
Accumulated amortization:
   At beginning of year                                       464,884
   Provided during the year                                   912,897
   Exchange adjustments                                        12,352
                                                            ---------
   At 31 December 1998                                      1,390,133
                                                            ---------
Net book value:

   At 31 December 1997                                      3,205,469
                                                            =========
   At 31 December 1996                                      4,011,773
                                                            =========


10.  GOODWILL

                                                                US$
Cost:
   At beginning of year                                       716,624
   Exchange adjustments                                        19,041
                                                              -------
   At 31 December 1997                                        735,665
                                                              -------
Accumulated amortization:
   At beginning of year                                       143,325
   Provided during the year                                   143,325
   Exchange adjustments                                         3,808
                                                              -------
   At 31 December 1997                                        290,458
                                                              -------
Net book value:

   At 31 December 1997                                        445,207
                                                              =======
   At 31 December 1996                                        573,299
                                                              =======

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


11.  INVENTORIES

                                       1997                 1996
                                        US$                  US$

Raw materials                        4,140,433            3,275,991
Work in progress                     1,812,760            5,845,601
Finished goods                       1,556,272            1,553,093
                                     ---------           ----------
                                     7,509,465           10,674,685
                                     =========           ==========


12.  DUE FROM A RELATED COMPANY

     The amount due from a related company is unsecured, interest-free and has no fixed terms of repayment.

13.  PAID-UP CAPITAL

                                       1997                 1996
                                        US$                  US$

Registered capital                   6,000,000            6,000,000
                                     =========            =========
Paid-up capital                      6,000,000            6,000,000
                                     =========            =========


     At 31 December 1997, the paid-up capital was validated by the PRC Certified Public Accountants.

14.  RESERVES

                              Retained
                              profits/          Exchange
                            (accumulated      fluctuation
                               losses)          reserve           Total
                                 US$               US$             US$

At beginning of year            517,572               -           517,572
Net profit for the year      (4,822,526)              -        (4,822,526)
Exchange adjustments                  -         173,169           173,169
                             ----------         -------       -----------
                             (4,304,954)        173,169        (4,131,785)
                             ==========         =======        ==========

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


15.  NET CASH INFLOW FROM OPERATING ACTIVITIES

     (a) Reconciliation of operating profit/(loss) before taxation to net cash inflow from operating activities:



                                                                    1997              1996
                                                                     US$               US$

Operating profit/(loss) before taxation                          (4,822,526)         517,572
Provision for obsolete stock                                      3,039,177                -
Depreciation                                                      1,052,589          516,430
Amortization of deferred expenses                                   912,897          240,634
Amortization of goodwill                                            143,325          143,325
Loss on disposal of fixed assets                                    467,219           67,337
Decrease/(increase) in deposits and other receivables             2,333,883         (661,756)
Decrease/(increase) in inventories                                  409,669       (9,904,051)
Decrease in due from a related company                                5,035              (85)
Movement in balances with fellow subsidiaries                    12,144,853       19,843,019
Increase in due from ultimate holding company                   (13,636,850)      (6,085,151)
Increase in accounts payable and accrued liabilities              2,214,297          774,853
                                                                -----------       ----------
Net cash inflow from operating activities                         4,263,568        5,452,127
                                                                ===========       ==========


     (b)  Major non-cash transactions

          During the year, the Company transferred fixed assets amounting to US $834,527 to a fellow subsidiary. The consideration was settled through intercompany current accounts.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


16.  COMMITMENTS

                                                        1997             1996
                                                         US$              US$
Capital commitments:
   Contracted for                                      396,793        1,759,238
                                                       =======        =========
Non-cancellable operating lease commitments in
  respect of:
   Land and buildings expiring:
     Within one year                                    16,848           16,941
     In the second to fifth years, inclusive           291,218                -
     After five years                                    1,159
   Motor vehicle expiring:
     Within one year                                    49,034                -
     In the second to fifth years, inclusive            19,324                -
     After five years                                        -                -
                                                       =======        =========
                                                       377,583           16,941
                                                       =======        =========


17.  APPROVAL OF THE FINANCIAL STATEMENTS

     The financial statements were approved by the board of directors on 13 April 1999.

                          Audited Financial Statements


           VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD. (Registered in the People's Republic of China with limited liability)

                                31 December 1998




























                                  ERNST & YOUNG

                                    HONG KONG

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

CONTENTS


                                                                          Pages

REPORT OF THE AUDITORS                                                    1 - 2

AUDITED FINANCIAL STATEMENTS

        Profit and loss account                                               3

        Statement of recognized gains and losses                              4

        Balance sheet                                                         5

        Cash flow statement                                                   6

        Notes to financial statements                                    7 - 17

                             REPORT OF THE AUDITORS


To the members
Vikay Science & Technology Development (Shenzhen) Co., Ltd.
(Registered in the People's Republic of China with limited liability)

We have audited the financial statements on pages 3 to 15 which have been prepared in accordance with the basis of presentation as set out in note 3 to the financial statements.

Respective responsibilities of directors and auditors
-----------------------------------------------------
The Company's directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
----------------
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Fundamental uncertainty
-----------------------
In forming our opinion, we have considered the adequacy of the disclosures made in the financial statements concerning the basis of their preparation by the directors. As further explained in note 3 to the financial statements, the ability of the Company to meet its liabilities as they fall due is dependent on
(i) the availability of the financial support from Vikay Industrial Limited ("VIL"), the Company's ultimate holding company incorporated in Singapore, which has been under judicial management since 6 December 1997, pursuant to a judgment issued by the High Court of Singapore; (ii) the ability of VIL to repay its amount due to the Company of US$16,817,351; and (iii) the ability of the fellow subsidiaries, namely MULCD Micro Electronic (Shenzhen) Co., Ltd. and Vickman International Limited which are also relying on the availability of the financial support from VIL, to repay their amounts due to the Company totally US$18,020,731. The financial statements have been prepared on a going concern basis, the validity of which depends upon the availability of future continued funding. The financial statements do not include any adjustments that would result from the inability of VIL to provide such financial support and/or repay the above debt. We consider that appropriate disclosures have been made.

Qualified opinion: Disclaimer on view given by financial statements
-------------------------------------------------------------------
Because of the significance of the possible effects of the fundamental uncertainty relating to the going concern basis as set out above, we are unable to form an opinion as to whether the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1998 or its loss and cash flows for the year then ended in accordance with the basis of presentation as set out in note 3 to the financial statements.

In respect alone of the availability of continued financial support to the Company, we have not obtained all the information and explanations that we considered necessary for the purposes of our audit.








Hong Kong
[date]

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1998






                                                       Notes               1998               1997
                                                                            US$                US$
                                                                       -----------        -----------

TURNOVER                                                 6              38,889,470         53,286,086
Cost of sales                                                          (38,530,456)       (51,605,962)
                                                                       -----------        -----------
Gross profit                                                               359,014          1,680,124

Other income                                                               497,757            105,216
Administrative expenses                                                 (2,647,443)        (2,655,792)
Other operating expenses                                                  (610,224)        (3,039,177)
                                                                       -----------        -----------
OPERATING LOSS BEFORE TAX                                7              (2,400,896)        (3,909,629)

Tax                                                      8                       -                 -
                                                                       -----------        -----------
NET LOSS FOR THE YEAR                                                   (2,400,896)        (3,909,629)

Accumulated losses at the beginning of year              13             (7,403,830)        (3,494,201)
                                                                       -----------        -----------
ACCUMULATED LOSSES AT END OF YEAR                        13             (9,804,726)        (7,403,830)
                                                                       ===========        ===========


VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

STATEMENT OF RECOGNIZED GAINS AND LOSSES

Year ended 31 December 1998





                                                                  Notes            1998             1997
                                                                                    US$              US$
                                                                                ----------       ----------
Exchange gain on translation of the financial statements            13                   -           66,576

Net loss for the year                                                           (2,400,896)      (3,909,629)
                                                                                ----------       ----------
Total recognized losses                                                         (2,400,896)      (3,843,053)
                                                                                ==========       ==========
Effect of change in accounting policy:

    Increase in accumulated losses at 1 January 1997                                             (4,011,773)

    Decrease in loss for the year ended 31 December 1997                                            912,897
                                                                                                 ----------
    Net adjustment to the accumulated losses as at 31 December 1997                              (3,098,876)
                                                                                                 ==========

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

BALANCE SHEET

Year ended 31 December 1998





                                                         Notes              1998              1997
                                                                             US$               US$
                                                                        -----------       -----------
NON-CURRENT ASSETS
Fixed assets                                               9              9,889,755        12,826,668
Goodwill                                                  10                      -           445,207
                                                                        -----------       -----------
                                                                          9,889,755        13,271,875
                                                                        -----------       -----------
CURRENT ASSETS
Due from ultimate holding company                          5             16,817,351        19,883,684
Due from fellow subsidiaries                               5             18,036,550        10,470,420
Inventories                                               11                738,922         7,509,465
Deposits and other receivables                                              111,786            83,398
Cash and bank balances                                                      142,553           781,077
                                                                        -----------       -----------
                                                                         35,847,162        38,728,044
                                                                        -----------       -----------
CURRENT LIABILITIES
Due to fellow subsidiaries                                 5             48,205,160        50,050,898
Accounts payable and accrued liabilities                                  1,269,907         3,286,275
                                                                        -----------       -----------
                                                                         49,475,067        53,337,173
                                                                        -----------       -----------
NET CURRENT LIABILITIES                                                 (13,627,905)      (14,609,129)
                                                                        -----------       -----------
                                                                         (3,738,150)       (1,337,254)
                                                                        ===========       ===========
CAPITAL AND RESERVES
Paid-up capital                                           12              6,000,000         6,000,000
Reserves                                                  13             (9,738,150)       (7,337,254)
                                                                        -----------       -----------
                                                                         (3,738,150)       (1,337,254)
                                                                        ===========       ===========





-------------------------------------  -------------------------------------
Director                               Director

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

CASH FLOW STATEMENT

Year ended 31 December 1998




                                                             Note             1998            1997
                                                                               US$             US$
                                                                            --------       ----------

NET CASH INFLOW/(OUTFLOW) FROM
   OPERATING ACTIVITIES                                     14(a)           (398,342)       4,263,568

INVESTING ACTIVITIES
   Purchases of fixed assets                                                (398,818)      (3,592,652)
   Proceeds on disposal of fixed assets                                      158,636           67,636
                                                                            --------       ----------
Net cash outflow from investing activities                                  (240,182)      (3,525,016)
                                                                            --------       ----------
INCREASE/(DECREASE) IN CASH AND CASH
   EQUIVALENTS                                                              (638,524)         738,552

Cash and cash equivalents at beginning of year                               781,077           41,425

Effect of foreign exchange rate changes, net                                       -            1,100
                                                                            --------       ----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                     142,553          781,077
                                                                            ========       ==========
ANALYSIS OF BALANCES OF CASH AND CASH
   EQUIVALENTS
     Cash and bank balances                                                  142,553          781,077
                                                                            ========       ==========

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


1.   CORPORATE INFORMATION

     The registered office of Vikay Science & Technology Development (Shenzhen) Co., Ltd. is 102 Li Jia Road, Heng Gang, Leng Gang Zone, Shenzhen, China. During the year, the Company was engaged in the manufacturing and the trading of electronic components.

2.   IMPACT OF NEW STATEMENTS OF STANDARD ACCOUNTING PRACTICE ("SSAPS")

     The following sets out the Accounting Standards which have been adopted for the first time in the preparation of the current year's financial statements, together with a summary of their major effects.

     o    SSAP 1:Presentation of Financial Statements

     o SSAP 2:Net Profit or Loss for the Period, Fundamental Errors and Changes in Accounting Policies

     SSAP 1 prescribes the basis for the presentation of financial statements and sets out guidelines for their structure and minimum requirements for the content therein. The formats of the profit and loss account and the balance sheets, as set out on pages 3 and 5, respectively, have been revised in accordance with the SSAP, and a statement of recognized gains and losses, not previously required, is included on page 4. Additional disclosures as required are included in the supporting notes to the financial statements.

     SSAP 2 prescribes the classification, disclosure and accounting treatment of certain items in the profit and loss account, and specifies the accounting treatment for changes in accounting estimates, changes in accounting policies and the correction of fundamental errors. The principal impact of the SSAP on the preparation of these financial statements is that exceptional items, previously disclosed on the face of the profit and loss account, are now primarily disclosed by way of a note (note 7 to the financial statements) and are no longer specifically referred to as "exceptional."

3.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statement of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

     These financial statements are prepared on the presumption that the Company will continue to operate as a going concern notwithstanding that the Company had net current liabilities at the balance sheet date. The ability of the Company to meet its liabilities as they fall due is dependent on

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998



3.   BASIS OF PRESENTATION (continued)


     (i) the availability of the financial support from Vikay Industrial Limited ("VIL"), the Company's holding company, which was placed under Judicial Management on 6 December 1997, to the Company, and (ii) the recoverability of the amount due from VIL of US$16,817,351, and amounts due from MULCD Micro Electronics (Shenzhen) Co. Ltd. and Vickman International Limited, fellow subsidiaries of the Company totaling US$18,020,731. The directors believe that with the availability of continued financial support upon the successful restructuring of VIL through future actions taken by the judicial managers, the Company will have sufficient working capital for its current requirements and the financial statements have been prepared on a going concern basis.

     A reconciliation of the profit and loss account and certain balance sheet item between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in the supplementary information section, which does not form part of the audited financial statements of the Company.

4.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation

     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 23 May 1995. The tenure of the Company is for a period of fifty years and can be extended by the board of directors with the approval of the relevant authorities.

     Fixed assets and depreciation

     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalized as an additional cost of the fixed asset.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


4.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)


     Leasehold land and buildings                           30 years
     Furniture, fittings and leasehold improvements         5 - 10 years
     Office equipment and computers                         5 years
     Plant and machinery                                    5 - 10 years

     The gain or loss on disposal or retirement of a fixed asset recognized in the profit and loss account is the difference between the sales proceeds and the carrying amount of the relevant asset.

     Goodwill

     Goodwill represents the excess of the purchase consideration paid for the branches over the fair values ascribed to the net underlying assets acquired and is amortized on the straight-line basis over five years.

     Revenue recognition

     Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably, on the following bases:

     (a) on the sale of goods, when the significant risks and rewards of ownership have been transferred to the buyers, provided that the Company maintains neither managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold;

     (b)  on the rendering of services, when the services are rendered.

     Inventories

     Inventories are stated at the lower of cost and net realizable value. Cost is determined on the weighted average basis, which approximates the first-in, first-out basis, and in the case of work in progress and finished goods, comprises direct materials, direct labor and an appropriate proportion of overheads. Net realizable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

     Foreign currencies

     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998



4.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the financial statements to United States dollars, all assets and liabilities, except the equity accounts, are translated to United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation, if any, are recorded in the exchange fluctuation reserve, which is shown as a component of the equity accounts.

     Related parties

     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

     Cash equivalents

     For the purpose of the cash flow statement, cash equivalents represent short term highly liquid investments which are readily convertible into known amounts of cash and which were within three months of maturity when required, less advances from banks repayable within three months from the date of the advance. For the purpose of balance sheet classification cash equivalents represents assets similar to cash, which are not restricted as to use.

5.   CORPORATE AFFILIATION

     The Company is a wholly-owned subsidiary of Vikay Industrial Limited, a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, which is considered by the directors to be the Company's ultimate holding company.

     A portion of the Company's business is represented by transactions to which other members of the Vikay Industrial Limited group are parties and these financial statements reflect the effect of these transactions which are conducted on the bases determined within the group.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


5.   CORPORATE AFFILIATION (continued)

     The significant transaction during the year are summarized below:




                                                        Notes               1998              1997
                                                                             US$               US$


Sales to group companies                                  (i)            (38,641,201)       53,286,086

Purchase from group companies                            (ii)            (21,036,744)       15,643,438

Management fee received from a fellow subsidiary        (iii)                449,888           105,216

Sale of fixed assets to a fellow subsidiary              (iv)              1,101,751           834,527
                                                                        ============      ============



Notes:

(i) Sales to group companies were made at prices mutually agreed between the parties.

(ii) Purchase from group companies were made at prices mutually agreed between the parties.

(iii)Management fee related to the provision of administrative services to a fellow subsidiary. The management fee was mutually agreed between the parties.

(iv) Fixed assets were disposed of at their respective net book value amounts.

     The balances with group companies are unsecured, interest-free and have no fixed terms of repayment.

6.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


7.   OPERATING LOSS BEFORE TAX

     Operating loss before tax is arrived at after charging/(crediting):


                                                         1998            1997
                                                          US$             US$
                                                                      (Restated)


Directors' remuneration:
   Fees                                                       -               -
   Other emoluments                                    (108,592)              -
Provision for obsolete stocks                           312,150       3,039,177
Goodwill written off                                    298,074               -
Amortization of goodwill                                147,133         143,325
Depreciation                                          1,484,176       1,052,589
Auditors' remuneration                                   50,121          30,000
Staff costs                                             675,990         669,912
Operating lease rentals on land and buildings           291,708         315,128
Loss on disposal of fixed assets                        591,168         467,219
Exchange gains, net                                      (1,682)       (548,802)
                                                      =========       =========


8.   TAX

     No provision for profits tax has been made as the Company has no assessable income in any relevant jurisdiction (1997: Nil).

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


9.      FIXED ASSETS



                                                                   Furniture,       Office
                                                                 fittings and     equipment
                                 Construction    Leasehold        leasehold          and       Plant and
                                 in progress     land and        improvements     computers    machinery    Subtotal
                                     US$       buildings US$          US$            US$          US$         US$       Total US$
                                  --------       ---------        ---------       -------     ----------   ----------   ----------
Cost:
   At 1 January 1998                125,654      2,651,649        3,677,814       407,353      7,834,481   14,571,297   14,696,951
   Additions                        192,442              -            5,857        49,683        150,836      206,376      398,818
   Disposals                             -               -                -             -     (1,059,586)  (1,059,586)  (1,059,586)
   Transferred to and from
     construction in progress     (318,096)              -          211,328             -        106,768      318,096            -
   Transferred to group
     company                             -               -                -        (4,196)    (1,484,906)  (1,489,102)  (1,489,102)
                                  --------       ---------        ---------       -------     ----------   ----------   ----------
   At 31 December 1998                   -       2,651,649        3,894,999       452,840      5,547,593   12,547,081   12,547,081
                                  --------       ---------        ---------       -------     ----------   ----------   ----------
Accumulated depreciation:
   At 1 January 1998                     -         188,828          501,850       124,213      1,055,392    1,870,283    1,870,283
   Charge for the year                   -          79,549          683,267        79,571        641,789    1,484,176    1,484,176
   Disposals                             -               -                -             -       (309,782)    (309,782)    (309,782)
   Transferred to group
     company                             -               -                -        (1,474)      (385,877)    (387,351)    (387,351)
                                  --------       ---------        ---------       -------     ----------   ----------   ----------
   At 31 December 1998                   -         268,377        1,185,117       202,310      1,001,522    2,657,326    2,657,326
                                  --------       ---------        ---------       -------     ----------   ----------   ----------
Net book value:
   At 31 December 1998                   -       2,383,272        2,709,882       250,530      4,546,071    9,889,755    9,889,755
                                  ========       =========        =========       =======     ==========   ==========   ==========
   At 31 December 1997             125,654       2,462,821        3,175,964       283,140      6,779,089   12,701,014   12,896,668
                                  ========       =========        =========       =======     ==========   ==========   ==========


The land and buildings are situated in the People's Republic of China and are held under a medium term lease.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


10.  GOODWILL


                                                   US$

Cost:
   At beginning of year                          735,665
   Goodwill written off                         (298,074)
   At 31 December 1998                           437,591
                                                --------
Accumulated amortization:
   At beginning of year                          290,458
   Provided during the year                      147,133
   At 31 December 1998                           437,591
                                                --------
Net book value:
   At 31 December 1998                                 -
                                                ========
   At 31 December 1997                           445,207
                                                ========




11.  INVENTORIES


                                               1998                 1997
                                                US$                  US$


Raw materials                                 625,673            4,140,433
Work in progress                               78,863            1,812,760
Finished goods                                 34,386            1,556,272
                                              -------            ---------
                                              738,922            7,509,465
                                              =======            =========


12.  PAID-UP CAPITAL

                                               1998                 1997
                                                US$                  US$


Registered capital                          6,000,000            6,000,000
                                            =========            =========
Paid-up capital                             6,000,000            6,000,000
                                            =========            =========


At 31 December 1998, the paid-up capital was validated by the PRC Certified Public Accountants.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


13.  RESERVES

                                                    Exchange
                                Accumulated       fluctuation
                                  losses            reserve           Total
                                   US$                US$              US$


At beginning of year
   As previous reported        (4,304,954)          173,169         (4,131,785)
   Prior year adjustment       (3,098,876)         (106,593)        (3,205,469)
                               ----------          --------         ----------
   As restated                 (7,403,830)           66,576         (7,337,254)
   Net loss for the year       (2,400,896)                -         (2,400,896)
                               ----------          --------         ----------
                               (9,804,726)           66,576         (9,738,150)
                               ==========          ========         ==========

     In prior year, deferred expenses were stated at cost and amortized on the straight-line basis over a period of five years starting form the commencement date of commercial production. After the implementation of Interpretation 9 "Accounting for pre-operating costs," these deferred expenses are now written off to the profit and loss account in the period in which they are incurred. In applying the new accounting policy, the loss for the year was decreased by US $912,897 (1997: US $912,897), representing the amortization of deferred expenses for the years then ended. The cumulative effect on prior years was to write off the deferred expenses at 31 December 1996 of US $4,011,773 to accumulated losses at 1 January 1997.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


14.  NOTES TO THE CASH FLOW STATEMENT

     (a)  Reconciliation   of   operating   loss   before   tax  to   net   cash
          inflow/(outflow) from operating activities:



                                                                      1999             1998
                                                                       US$              US$


Operating loss before tax                                          (2,400,896)      (3,909,629)
Provision for obsolete stock                                          312,150        3,039,177
Goodwill written off                                                  298,074                -
Amortization of goodwill                                              147,133          143,325
Depreciation                                                        1,484,176        1,052,589
Loss on disposal of fixed assets                                      591,168          467,219
Decrease/(increase) in deposits and other receivables                 (28,388)       2,333,883
Decrease in inventories                                             6,458,393          409,669
Decrease in due from a related company                                      -            5,035
Movement in balances with fellow subsidiaries                      (8,310,117)      12,144,853
Decrease/(increase) in due from ultimate holding company            3,066,333      (13,636,850)
Increase/(decrease) in accounts payable and accrued liabilities    (2,016,368)       2,214,297
Net cash inflow/(outflow) from operating activities                  (398,342)       4,263,568
                                                                   ==========      ===========



     (b)  Major non-cash transactions

          During the year, the Company  transferred fixed assets amounting to US
          $1,101,751   (1997:   US  $834,527)  to  a  fellow   subsidiary.   The
          consideration was settled through intercompany current accounts.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


15.  COMMITMENTS

                                                         1999            1998
                                                          US$             US$

Capital commitments:
   Contracted for                                       378,472         396,793
                                                        =======         =======
Non-cancellable operating lease commitments
  in respect of:
   Land and buildings expiring:
     Within one year                                      5,314          16,848
     In the second to fifth years, inclusive             13,913         291,218
     After five years                                   317,703           1,159
   Motor vehicle expiring:
     Within one year                                     45,452          49,034
     In the second to fifth years, inclusive                  -          19,324
                                                        =======         =======
                                                        382,382         377,583
                                                        =======         =======

16.  COMPARATIVE AMOUNTS

     As further explained in note 2 to the financial statements, due to the adoption of new SSAPs during the current year, the presentation of the profit and loss account, the balance sheet and certain supporting notes have been revised to comply with the new requirements. Accordingly, certain comparative amounts have been reclassified to conform with the current year's presentation.

17.  APPROVAL OF THE FINANCIAL STATEMENTS

     The  financial  statements  were  approved  by the  board of  directors  on
     ________________

                   THE FOLLOWING STATEMENT DOES NOT FORM PART

                       OF THE AUDITED FINANCIAL STATEMENTS

                                 OF THE COMPANY

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

SUPPLEMENTARY INFORMATION

31 December 1998


The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respect from accounting principles generally accepted in the United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

Income taxes

A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:


                                                            1998          1997
                                                             US$           US$


Income tax benefit computed at the PRC income tax rate    (360,134)    (586,444)
Non-deductible items                                        91,534      455,876
Benefits from operating losses not recorded                268,600      130,568
                                                          --------     --------
                                                                 -            -
                                                          ========     ========

Significant components of the Company's deferred tax assets consist of the following:


                                                            1998          1997
                                                             HK$           HK$


Net operating loss carry forwards                          321,533       52,932
Valuation allowance                                       (321,533)     (52,932)
                                                          --------      -------
                                                                 -            -
                                                          ========      =======


Due to its history of losses, the Company does not believe that sufficient objective, positive evidence currently exists to conclude that recoverability of its net deferred tax assets is more likely than not. Consequently, the Company has provided a valuation allowance covering 100% of its net deferred tax assets.

                          Audited Financial Statements


           VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD. (Registered in the People's Republic of China with limited liability)

                                31 December 1999




























                                  ERNST & YOUNG

                                    HONG KONG

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

CONTENTS


                                                                          Pages

REPORT OF THE AUDITORS                                                    1 - 2

AUDITED FINANCIAL STATEMENTS

        Profit and loss account                                               3

        Balance sheet                                                         4

        Cash flow statement                                                   5

        Notes to financial statements                                    6 - 13

                             REPORT OF THE AUDITORS


To the members
Vikay Science & Technology Development (Shenzhen) Co., Ltd.
(Registered in the People's Republic of China with limited liability)

We have audited the financial statements on pages 3 to 13 which have been prepared in accordance with the basis of presentation as set out in note 2 to the financial statements.

Respective responsibilities of directors and auditors
-----------------------------------------------------
The Company's directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
----------------
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Fundamental uncertainty
-----------------------
In forming our opinion, we have considered the adequacy of the disclosures made in the financial statements concerning the basis of their preparation by the directors. As further explained in note 2 to the financial statements, the ability of the Company to meet its liabilities as they fall due is dependent on
(i) the availability of the financial support from Vikay Industrial Limited ("VIL"), the Company's ultimate holding company incorporated in Singapore, which has been under judicial management since 6 December 1997, pursuant to a judgment issued by the High Court of Singapore; (ii) the ability of VIL to repay its amount due to the Company of US$17,710,755; and (iii) the ability of the fellow subsidiaries, namely MULCD Micro Electronic (Shenzhen) Co., Ltd., Vickman International Limited and Promax Enterprises Limited which are also relying on the availability of the financial support from VIL, to repay their amounts due to the Company totally US$13,788,533. The financial statements have been prepared on a going concern basis, the validity of which depends upon the availability of future continued funding. The financial statements do not include any adjustments that would result from the inability of VIL to provide such financial support and/or repay the above debt. We consider that appropriate disclosures have been made.

Qualified opinion: Disclaimer on view given by financial statements
-------------------------------------------------------------------
Because of the significance of the possible effects of the fundamental uncertainty relating to the going concern basis as set out above, we are unable to form an opinion as to whether the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1999 or its loss and cash flows for the year then ended in accordance with the basis of presentation as set out in note 2 to the financial statements.

In respect alone of the availability of continued financial support to the Company, we have not obtained all the information and explanations that we considered necessary for the purposes of our audit.








Hong Kong
27 June 2000

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1999





                                                       Notes               1999               1998
                                                                            US$                US$
                                                                        ----------        -----------

TURNOVER                                                 5               9,396,340         38,889,470
Cost of sales                                                           (8,619,747)       (38,530,456)
                                                                        ----------        -----------
Gross profit                                                               776,593            359,014
Other income                                                               511,057            497,757
Administrative expenses                                                 (1,180,765)        (2,647,443)
Other operating expenses                                                  (226,220)          (610,224)
                                                                        ----------        -----------
OPERATING LOSS BEFORE TAX                                6                (119,335)        (2,400,869)

Tax                                                      7                       -                  -
                                                                        ----------        -----------
NET LOSS FOR THE YEAR                                                     (119,335)        (2,400,896)

Accumulated losses at the beginning of year              11             (9,804,726)        (7,403,830)
                                                                        ----------        -----------
ACCUMULATED LOSSES AT END OF YEAR                        11             (9,924,061)        (9,804,726)
                                                                        ==========        ===========












Other than the net loss for the year, the Company had no recognized gains or losses. Accordingly, a statement of recognized gains and losses is not presented in the financial statements.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

BALANCE SHEET

Year ended 31 December 1999





                                                       Notes                1999             1998
                                                                             US$              US$
                                                                       -----------        -----------
NON-CURRENT ASSETS
Fixed assets                                             8               9,057,167          9,889,755

CURRENT ASSETS
Due from ultimate holding company                        4              17,710,755         16,817,351
Due from fellow subsidiaries                             4              13,788,533         18,036,550
Inventories                                              9                 449,935            738,922
Accounts receivable                                                         52,996                  -
Deposits and other receivables                                             437,497            111,786
Cash and bank balances                                                     157,192            142,553
                                                                       -----------        -----------
                                                                        32,596,908         35,847,162
                                                                       -----------        -----------
CURRENT LIABILITIES
Due to fellow subsidiaries                               4              44,157,486         48,205,160
Accounts payable and accrued liabilities                                 1,354,074          1,269,907
                                                                       -----------        -----------
                                                                        45,511,560         49,475,067
                                                                       -----------        -----------
NET CURRENT LIABILITIES                                                (12,914,652)       (13,627,905)
                                                                       -----------        -----------
                                                                        (3,857,485)        (3,738,150)
                                                                       -----------        -----------
DEFICIENCY IN ASSETS
Paid-up capital                                          10              6,000,000          6,000,000
Reserves                                                 11             (9,857,485)        (9,738,150)
                                                                       -----------        -----------
                                                                        (3,857,485)        (3,738,150)
                                                                       -----------        -----------







-------------------------------------  -------------------------------------
Director                               Director

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

CASH FLOW STATEMENT

Year ended 31 December 1999




                                                           Note               1999             1998
                                                                               US$              US$
                                                                            --------         --------

NET CASH INFLOW/(OUTFLOW) FROM
   OPERATING ACTIVITIES                                     12(a)            569,851         (398,342)

INVESTING ACTIVITIES
   Purchases of fixed assets                                                (555,212)        (398,818)
   Proceeds on disposal of fixed assets                                            -          158,636
                                                                            --------         --------
Net cash outflow from investing activities                                  (555,212)        (240,182)
                                                                            --------         --------
INCREASE/(DECREASE) IN CASH AND CASH
   EQUIVALENTS                                                                14,639         (638,524)

Cash and cash equivalents at beginning of year                               142,553          781,077
                                                                            --------         --------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                     157,192          142,553
                                                                            ========         ========
ANALYSIS OF BALANCES OF CASH AND CASH
   EQUIVALENTS
     Cash and bank balances                                                  157,192          142,553
                                                                            ========         ========

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


1.   CORPORATE INFORMATION

     The registered office of Vikay Science & Technology Development (Shenzhen) Co., Ltd. is 102 Li Jia Road, Heng Gang, Leng Gang Zone, Shenzhen, China. During the year, the Company was engaged in the manufacturing and the trading of electronic components.

2.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statement of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

     These financial statements are prepared on the presumption that the Company will continue to operate as a going concern notwithstanding that the Company had deficiency in assets and net current liabilities at the balance sheet date. The ability of the Company to meet its liabilities as they fall due is dependent on (i) the availability of the financial support from Vikay Industrial Limited ("VIL"), the Company's holding company, which was placed under Judicial Management on 6 December 1997, to the Company, and
     (ii) the recoverability of the amount due from VIL of US$17,710,755, and amounts due from MULCD Micro Electronics (Shenzhen) Co. Ltd., Vickman International Limited, and Promax Enterprises Limited, fellow subsidiaries of the Company totaling US$13,788,533. The directors believe that with the availability of continued financial support upon the successful restructuring of VIL through future actions taken by the judicial managers, the Company will have sufficient working capital for its current requirements and the financial statements have been prepared on a going concern basis.

     A reconciliation of the profit and loss account and certain balance sheet item between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in the supplementary information section, which does not form part of the audited financial statements of the Company.

3.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation

     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 23 May 1995. The tenure of the Company is for a period of fifty years and can be extended by the board of directors with the approval of the relevant authorities.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


3.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Fixed assets and depreciation

     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalized as an additional cost of the fixed assets.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

     Leasehold land and buildings                      30 years
     Furniture, fittings and leasehold improvements    5 - 10 years
     Office equipment and computers                    5 years
     Plant and machinery                               5 - 10 years

     The gain or loss on disposal or retirement of a fixed asset recognized in the profit and loss account is the difference between the sales proceeds and the carrying amount of the relevant asset.

     Revenue recognition

     Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably, on the following bases:

     (a) on the sale of goods, when the significant risks and rewards of ownership have been transferred to the buyers, provided that the Company maintains neither managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold;

     (b)  on the rendering of services, when the services are rendered.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


3.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Inventories

     Inventories are stated at the lower of cost and net realizable value. Cost is determined on the weighted average basis, which approximates the first-in, first-out basis, and in the case of work in progress and finished goods, comprises direct materials, direct labor and an appropriate proportion of overheads. Net realizable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

     Foreign currencies

     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the financial statements to United States dollars, all assets and liabilities, except the equity accounts, are translated to United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation, if any, are recorded in the exchange fluctuation reserve, which is shown as a component of the equity accounts.

     Related parties

     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

     Cash equivalents

     For the purpose of the cash flow statement, cash equivalents represent short term highly liquid investments which are readily convertible into known amounts of cash and which were within three months of maturity when required, less advances from banks repayable within three months from the date of the advance. For the purpose of balance sheet classification cash equivalents represents assets similar to cash, which are not restricted as to use.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


4.   CORPORATE AFFILIATION

     The Company is a wholly-owned subsidiary of Vikay Industrial Limited, a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, which is considered by the directors to be the Company's ultimate holding company.

     A portion of the Company's business is represented by transactions to which other members of the Vikay Industrial Limited group are parties and these financial statements reflect the effect of these transactions which are conducted on the bases determined within the group.

     The significant transaction during the year are summarized below:




                                                      Notes          1999              1998
                                                                      US$               US$


Sales to group companies                                (i)        9,396,340         38,889,340
Purchase from group companies                          (ii)        3,856,691         22,013,576
Management fee received from a fellow subsidiary      (iii)          511,057            449,888
Sale of fixed assets to a fellow subsidiary            (iv)                -          1,101,751
                                                                   =========         ==========



Notes:

(i) Sales to group companies were made at prices mutually agreed between the parties.

(ii) Purchase from group companies were made at prices mutually agreed between the parties.

(iii)Management fee related to the provision of administrative services to a fellow subsidiary. The management fee was mutually agreed between the parties.

(iv) Fixed assets were disposed of at their respective net book value amounts.

The balances with group companies are unsecured, interest-free and have no fixed terms of repayment.

5.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


6.   OPERATING LOSS BEFORE TAX

     Operating loss before tax is arrived at after charging/(crediting):


                                                       1999               1998
                                                        US$                US$

Directors' remuneration:
   Fees                                                     -                 -
   Other emoluments                                   187,192            38,536
Provision for obsolete stocks                         226,220           312,150
Goodwill written off                                        -           298,074
Amortization of goodwill                                    -           147,133
Depreciation                                        1,387,800         1,484,176
Auditors' remuneration                                 50,676            50,121
Staff costs                                         1,052,227         1,823,324
Operating lease rentals on land and buildings         116,571           291,708
Loss on disposal of fixed assets                            -           591,168
Exchange gains, net                                    59,239            (1,682)
                                                    =========         =========


7.   TAX

     The PRC corporate income tax is provided on the estimated assessable profits generated during the year at a rate of 15%. In accordance with the relevant tax rules and regulations in the PRC, the Company is entitled to an income tax exemption for two years starting from the first profitable year, followed by a 50% reduction in tax rate for the next three years. The Company did not generate any profits during the years and, accordingly, no PRC income tax was accrued as at 31 December 1999 (1998: Nil).

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


8.   FIXED ASSETS




                                                              Furniture,        Office
                                                             fittings and     equipment
                                Construction   Leasehold       leasehold         and        Plant and
                                in progress    land and      improvements     computers     machinery    Subtotal
                                    US$      buildings US$        US$            US$           US$          US$       Total US$
                                  ------      ---------        ---------       -------     ---------    ----------   ----------
Cost:
   At 1 January 1999                   -      2,651,649        3,894,999       452,840     5,547,593    12,547,081   12,547,081
   Additions                      16,881        386,664           74,861        16,699        60,107       538,331      555,212
                                  ------      ---------        ---------       -------     ---------    ----------   ----------
   At 31 December 1999            16,881      3,038,313        3,969,860       469,539     5,607,700    13,085,412   13,102,293
                                  ------      ---------        ---------       -------     ---------    ----------   ----------
Accumulated depreciation:
   At 1 January 1999                   -        268,377        1,185,117       202,310     1,001,522     2,657,326    2,657,326
   Charge for the year                 -         94,979          695,260        76,868       520,693     1,387,800    1,387,800
                                  ------      ---------        ---------       -------     ---------    ----------   ----------
   At 31 December 1999                 -        363,356        1,880,377       279,178     1,522,215     4,045,126    4,045,126
                                  ------      ---------        ---------       -------     ---------    ----------   ----------
Net book value:
   At 31 December 1999            16,881      2,674,957        2,089,483       190,361     4,085,485     9,040,286     9,057,167
                                  ======      =========        =========       =======     =========    ==========   ===========
   At 31 December 1998                 -      2,383,272        2,709,882       250,530     4,546,071     9,889,755     9,889,755
                                  ======      =========        =========       =======     =========    ==========   ===========



     The land and buildings are situated in the People's Republic of China and are held under a medium term lease.

9.   INVENTORIES


                                     1999                 1998
                                      US$                  US$


Raw materials                      382,541              625,673
Work in progress                    44,317               78,863
Finished goods                      23,077               34,386
                                   =======             ========
                                   449,935              738,922
                                   =======              =======

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


10.  PAID-UP CAPITAL

                                         1999                 1998
                                          US$                  US$


Registered capital                     6,000,000            6,000,000
                                       =========            =========
Paid-up capital                        6,000,000            6,000,000
                                       =========            =========


11.  RESERVES

                                              Exchange
                             Accumulated     fluctuation
                               losses          reserve              Total
                                US$              US$                 US$


At beginning of year        (9,804,726)         66,576          (9,738,150)
Net loss for the year         (119,335)              -            (119,335)
                            ----------          ------          ----------
                            (9,924,061)         66,576          (9,857,485)
                            ==========          ======          ==========


12.  NOTES TO THE CASH FLOW STATEMENT

     (a)  Reconciliation   of   operating   loss   before   tax  to   net   cash
          inflow/(outflow) from operating activities:



                                                                     1999             1998
                                                                      US$              US$


Operating loss before tax                                          (119,335)      (2,400,896)
Provision for obsolete stock                                        226,220          312,150
Goodwill written off                                                      -          298,074
Amortization of goodwill                                                  -          147,133
Depreciation                                                      1,387,800        1,484,176
Loss on disposal of fixed assets                                          -          591,168
Increase in deposits and other receivables                         (325,711)         (28,388)
Increase in accounts receivable                                     (52,996)               -
Decrease in inventories                                              62,767        6,458,393
Movement in balances with fellow subsidiaries                       200,343       (8,310,117)
Decrease/(increase) in due from ultimate holding company           (893,404)       3,066,333
Increase/(decrease) in accounts payable and accrued liabilities      84,167       (2,016,368)
                                                                  ---------       ----------
Net cash inflow/(outflow) from operating activities                 569,851         (398,342)
                                                                  =========       ==========


VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999



12.  NOTES TO THE CASH FLOW STATEMENT (continued)


     (b)  Major non-cash transactions

          In prior year, the Company transferred fixed assets amounting to US$1,101,751 to a fellow subsidiary. The consideration was settled through intercompany current accounts.

13.  COMMITMENTS


                                                       1999             1998
                                                        US$              US$


Capital commitments:
   Contracted for                                          -          378,472
                                                     =======          =======
Non-cancellable operating lease commitments
  in respect of:
   Land and buildings expiring:
     Within one year                                   8,357            5,314
     In the second to fifth years, inclusive          27,681           13,913
     After five years                                233,757          317,703
   Motor vehicle expiring within one year             12,862           45,452
                                                     -------          -------
                                                     282,657          382,382
                                                     =======          =======

14.  APPROVAL OF THE FINANCIAL STATEMENTS

     The financial statements were approved by the board of directors on 27 June 2000.

                   THE FOLLOWING STATEMENT DOES NOT FORM PART

                       OF THE AUDITED FINANCIAL STATEMENTS

                                 OF THE COMPANY

VIKAY SCIENCE & TECHNOLOGY DEVELOPMENT (SHENZHEN) CO., LTD.

SUPPLEMENTARY INFORMATION

31 December 1999


The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respect from accounting principles generally accepted in the United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

Income taxes

A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:




                                                                            1999         1998
                                                                             US$          US$


Income tax benefit computed at the PRC income tax rate                     (17,900)    (360,134)
Non-deductible items                                                        33,933       91,534
Benefits from operating losses not recorded                                      -      268,600
Offsetting against net operating loss brought forward                      (16,033)           -
                                                                           -------     --------
                                                                                 -            -
                                                                           =======     ========



Significant components of the Company's deferred tax assets consist of the following:


                                                   1999             1998
                                                    HK$              HK$


Net operating loss carry forwards                 305,500          321,533
Valuation allowance                              (305,500)        (321,533)
                                                 --------         --------
Net deferred taxes                                      -                -
                                                 ========         ========



Due to its history of losses, the Company does not believe that sufficient objective, positive evidence currently exists to conclude that recoverability of its net deferred tax assets is more likely than not. Consequently, the Company has provided a valuation allowance covering 100% of its net deferred tax assets.

                          Audited Financial Statements


                  MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.
      (Registered in the People's Republic of China with limited liability)

           7 December 1995 (date of registration) to 31 December 1997




























                                  ERNST & YOUNG

                                    HONG KONG

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

CONTENTS


                                                                         Pages

REPORT OF THE AUDITORS                                                   1 - 2

AUDITED FINANCIAL STATEMENTS

        Profit and loss account                                              3

        Balance sheet                                                        4

        Notes to financial statements                                    5 - 9

                             REPORT OF THE AUDITORS



To the members
MULCD Micro Electronics (Shenzhen) Co., Ltd.
(Registered in the People's Republic of China with limited liability)


We have audited the financial statements on pages 3 to 8 which have been prepared in accordance with the basis of presentation as set out in note 1 to the financial statements.

Respective responsibilities of directors and auditors
-----------------------------------------------------
The Company's directors are responsible to prepare financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
----------------
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Fundamental uncertainty
-----------------------
In forming our opinion, we have considered the adequacy of the disclosures made in the financial statements concerning the basis of their preparation by the directors. As further explained in Note 1 to the financial statements, the Company had net current liabilities as at the balance sheet date. The ability of the Company to meet its liabilities as they fall due is dependent on the availability of the financial support from Vikay Industrial Limited, the Company's ultimate holding company incorporated in Singapore, which has been under judicial management since 6 December 1997, pursuant to a judgment issued by the High Court of Singapore. The financial statements have been prepared on a going concern basis, the validity of which depends upon the availability of future continued funding. The financial statements do not include any adjustments that would result from the inability of Vikay Industrial Limited to provide such financial support. We consider that appropriate disclosures have been made.

REPORT OF THE AUDITORS


Qualified opinion: Disclaimer on view given by financial statements
-------------------------------------------------------------------
Because of the significance of the possible effects of the fundamental uncertainty relating to the going concern basis as set out above, we are unable to form an opinion as to whether the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1997 or its loss for the period from 7 December 1995 (date of registration) to 31 December 1997 in accordance with the basis of presentation as set out in note 1 to the financial statements.

In respect alone of the availability of continued financial support to the Company, we have not obtained all the information and explanations that we considered necessary for the purpose of our audit.








Hong Kong
13 April 1999

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1997





                                                                 7 December
                                                               1995 (date of
                                                              registration) to
                                                                 31 December
                                                  Notes             1997
                                                                     US$
                                                                 ----------

TURNOVER                                            4             2,055,532
                                                                 ==========
OPERATING LOSS BEFORE TAX                           5            (1,842,827)
Taxation                                            6                     -
                                                                 ----------
NET LOSS FOR THE PERIOD AND ACCUMULATED LOSS
   AT END OF PERIOD                                              (1,842,827)
                                                                 ==========

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

BALANCE SHEET

Year ended 31 December 1997


                                                                    1997
                                               Notes                 US$
                                                                -----------

FIXED ASSETS                                     7               10,003,864
DEFERRED EXPENSES                                8                2,348,377
CURRENT ASSETS
Inventories                                      9                  660,616
                                                                -----------
CURRENT LIABILITIES
Accounts payable and accrued liabilities                            153,639
Due to fellow subsidiaries                       3                5,745,975
Due to immediate holding company                 3                5,957,467
Due to ultimate holding company                  3                  189,622
                                                                -----------
                                                                 12,046,703
                                                                -----------
NET CURRENT LIABILITIES                                         (11,386,087)
                                                                -----------
                                                                    966,154
                                                                ===========
SHAREHOLDERS' EQUITY
Paid-up capital                                  10               2,808,981
Accumulated losses                                               (1,842,827)
                                                                -----------
                                                                    966,154
                                                                ===========





-------------------------------------  -------------------------------------
Director                               Director

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


1.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statement of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance.

     These financial statements are prepared on the presumption that the Company will continue to operate as a going concern notwithstanding that the Company had net current liabilities at the balance sheet date. The ability of the Company to meet its liabilities as they fall due is dependent on the availability of the financial support from Vikay Industrial Limited, the ultimate holding company, which was placed under Judicial Management on 6 December 1997, to the Company. The directors believe that with the availability of continued financial support upon the successful restructuring of Vikay Industrial Limited through future actions taken by the judicial managers, the Company will have sufficient working capital for its current requirements and the financial statements have been prepared on a going concern basis.

2.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation

     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 7 December 1995. The tenure of the Company is for a period of fifteen years and can be extended by the board of directors with the approval of the relevant authorities.

     Fixed assets and depreciation

     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalized as an additional cost of the fixed asset.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

     Leasehold improvements                          5 years
     Furniture, fittings and office equipment        5 - 10 years
     Plant and machinery                             5 - 10 years

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


2.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)


     The gain or loss on disposal or retirement of a fixed asset recognized in the profit and loss account is the difference between the sale proceeds and the carrying amount of the relevant asset.

     Deferred expenses

     Deferred expenses represent production expenses and trading expenses incurred during the initial set-up stage. They are amortized on the straight line basis over a period of five years starting from the commencement date of commercial production.

     Revenue

     Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably. Revenue arising from the sale of goods is recognized when the significant risks and rewards of ownership have been transferred to the buyers.

     Inventories

     Inventories are stated at the lower of cost and net realizable value. Cost is determined on the first-in, first-out basis, and in the case of work in progress and finished goods, comprises direct materials, direct labor and an appropriate proportion of overheads. Net realizable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

     Foreign currency transactions

     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the financial statements to United States dollars, all assets and liabilities, except the equity accounts, are translated to United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation, if any, are recorded in the exchange fluctuation reserve, which is shown as a component of the equity accounts.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


3.   CORPORATE AFFILIATION

     The Company is a wholly-owned subsidiary of Vikay Industrial (Hong Kong) Limited, a company incorporated in Hong Kong. Vikay Industrial Limited, a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, is considered by the directors to be the Company's ultimate holding company.

     A portion of the Company's business is represented by transactions to which other members of the Vikay Industrial Limited group are parties and these financial statements reflect the effect of these transactions which are conducted on the bases determined within the group.

     The balances with group companies are unsecured, interest-free and have no fixed terms of repayment.

4.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

5.   OPERATING LOSS BEFORE TAXATION

     Operating loss before tax is arrived at after charging:

                                                                    1997
                                                                     US$
     Directors' remuneration:
       Fees                                                               -
       Other emoluments                                                   -
     Depreciation                                                   435,842
     Amortization of deferred expenses                              234,480
     Operating lease rentals on land and buildings                   37,440
                                                                   ========

6.   TAXATION

     No provision for profits tax has been made as the Company has no assessable income in any relevant jurisdiction.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


7.   FIXED ASSETS


                                                                         Furniture,
                                                                        fittings and
                                                           Leasehold       office       Plant and
                                                          improvements    equipment     machinery
                                                              US$            US$           US$        Total US$

Cost:
   Additions during the period and at 31 December 1997      816,598       366,166      9,256,942     10,439,706
Accumulated depreciation:
   Provided during the period and at 31 December 1997        61,245        27,462        347,135        435,842
                                                            -------       -------      ---------     ----------
Net book value:
   At 31 December 1997                                      755,353       338,704      8,909,807     10,003,864
                                                            =======       =======      =========     ==========



8.   DEFERRED EXPENSES


                                                        Total US$

Cost:
   Additions during the period and                      2,582,857
     at 31 December 1997
Accumulated depreciation:
   Provided during the period and
     at 31 December 1997                                 (234,480)
                                                        ---------
Net book value:
   At 31 December 1997                                  2,348,377
                                                        =========


9.   INVENTORIES
                                                           1997
                                                            US$


Raw materials                                             377,622
Work in progress                                          186,070
Finished goods                                             96,924
                                                          -------
                                                          660,616
                                                          =======

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997

10.  PAID-UP CAPITAL

                                                        1997
                                                         US$


Registered capital                                    6,000,000
                                                      =========
Paid-up capital                                       2,808,981
                                                      =========


     At 31 December 1997, the paid-up capital was validated by a PRC Certified Public Accountant.

     Subsequent to the balance sheet date, on 29 July 1998, the paid-up capital is increased to US$6,000,000 and was validated by a PRC Certified Public Accountants.

11.  APPROVAL OF THE FINANCIAL STATEMENTS

     The financial statements were approved by the board of directors on 13 April 1999.

                          Audited Financial Statements


                  MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.
      (Registered in the People's Republic of China with limited liability)

                                31 December 1998




























                                  ERNST & YOUNG

                                    HONG KONG

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

CONTENTS

                                                                         Pages

REPORT OF THE AUDITORS                                                   1 - 2

AUDITED FINANCIAL STATEMENTS

        Profit and loss account                                              3

        Balance sheet                                                        4

        Notes to financial statements                                    5 - 11

                             REPORT OF THE AUDITORS




To the members
MULCD Micro Electronics (Shenzhen) Co., Ltd.
(Registered in the People's Republic of China with limited liability)

We have audited the financial statements on pages 3 to 10 which have been prepared in accordance with the basis of presentation as set out in note 3 to the financial statements.

Respective responsibilities of directors and auditors
-----------------------------------------------------
The Company's directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
----------------
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Fundamental uncertainty
-----------------------
In forming our opinion, we have considered the adequacy of the disclosures made in the financial statements concerning the basis of their preparation by the directors. As further explained in note 3 to the financial statements, the ability of the Company to meet its liabilities as they fall due is dependent on
(i) the availability of the financial support from Vikay Industrial Limited ("VIL"), the Company's ultimate holding company incorporated in Singapore, which has been under judicial management since 6 December 1997, pursuant to a judgment issued by the High Court of Singapore; (ii) the ability of VIL to repay its amount due to the Company of US$462,220; and (iii) the ability of the immediate holding company to repay their amounts due to the Company of US$3,348,379. The immediate holding company in turn relies on the financial support from VIL to operate. The financial statements have been prepared on a going concern basis, the validity of which depends upon the availability of future continued funding. The financial statements do not include any adjustments that would result from the inability of VIL to provide such financial support and/or repay the above debt. We consider that appropriate disclosures have been made.

REPORT OF AUDITORS


Qualified opinion: Disclaimer on view given by financial statements
-------------------------------------------------------------------
Because of the significance of the possible effects of the fundamental uncertainty relating to the going concern basis as set out above, we are unable to form an opinion as to whether the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1998 or of its loss for the year then ended in accordance with the basis of presentation as set out in note 3 to the financial statements.

In respect alone of the availability of continued financial support to the Company, we have not obtained all the information and explanations that we considered necessary for the purposes of our audit.








Hong Kong
[Date]

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1998



                                                                                          (Restated)
                                                                                         Period from 7
                                                                                        December 1995
                                                                                           (date of
                                                                       Year ended 31    registration) to
                                                                         December         31 December
                                                                           1998               1997
                                                       Notes                US$                US$
                                                                        ----------         ----------


TURNOVER                                                 6               9,277,146          2,055,532
Cost of sales                                                           (9,440,952)        (3,004,345)
                                                                        ----------         ----------
Gross loss                                                                (163,806)          (948,813)

Administrative expenses                                                 (1,406,715)          (659,534)

Other operating expenses                                                         -         (2,582,857)
                                                                        ----------         ----------
OPERATING LOSS BEFORE TAX                                7              (1,570,521)        (4,191,204)

Tax                                                      8                       -                  -
                                                                        ----------         ----------
NET LOSS FOR THE YEAR                                                   (1,570,521)        (4,191,204)

Accumulated losses at the beginning of year/period:
    As previously reported                                              (1,842,827)                 -
    Prior year adjustment                                9              (2,348,377)                 -
                                                                        ----------         ----------
                                                                        (4,191,204)                 -
                                                                        ----------         ----------
ACCUMULATED LOSSES AT END OF YEAR                                       (5,761,725)        (4,191,204)
                                                                        ==========         ==========





Other than the net loss for the year, the Company had no recognized gains or losses. Accordingly, a statement of recognized gains and losses is not presented in the financial statements.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

BALANCE SHEET

Year ended 31 December 1998



                                                                                           (Restated)
                                                                              1998            1997
                                                             Notes             US$             US$
                                                                          ----------      -----------

NON-CURRENT ASSETS
Fixed assets                                                  10           9,722,551       10,003,864
CURRENT ASSETS
Due from the ultimate holding company                          5             462,220                -
Due from the immediate holding company                         5           3,348,379                -
Due from a fellow subsidiary                                   5               9,386                -
Inventories                                                   11             590,818          660,616
Deposits and other receivables                                                57,035                -
                                                                          ----------      -----------
                                                                           4,467,838          660,616
                                                                          ----------      -----------
CURRENT LIABILITIES
Due to the ultimate holding company                            5                   -          189,622
Due to the immediate holding company                           5                   -        5,957,467
Due to fellow subsidiaries                                     5          12,960,265        5,745,975
Accounts payable and accrued liabilities                                     991,849          153,639
                                                                          ----------      -----------
                                                                          13,952,114       12,046,703
NET CURRENT LIABILITIES                                                   (9,484,276)     (11,386,087)
                                                                          ----------      -----------
                                                                             238,275       (1,382,223)
SHAREHOLDERS' EQUITY/(DEFICIENCY IN ASSETS)
Paid-up capital                                               12           6,000,000        2,808,981
Accumulated losses                                                        (5,761,725)      (4,191,204)
                                                                          ----------      -----------
                                                                             238,275       (1,382,223)
                                                                          ==========      ===========





-------------------------------------  -------------------------------------
Director                               Director

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


1.   CORPORATE INFORMATION

     The registered office of MULCD Micro Electronics (Shenzhen) Co., Ltd. is 102 Li Jia Road, Heng Gang, Long Gang Zone, Shenzhen, China. During the year, the Company was engaged in the manufacturing and the trading of electronic components.

2.   IMPACT OF NEW STATEMENT OF STANDARD ACCOUNTING PRACTICE ("SSAP")

     SSAP 1: Presentation of Financial statements has been adopted for the first time in the preparation of the current year's financial statements, together with a summary of its major effect.

     SSAP 1 prescribes the basis for the presentation of financial statements and sets out guidelines for their structure and minimum requirements for the content therein. The formats of the profits and loss account and the balance sheet, as set out on pages 3 and 4, respectively, have been revised in accordance with the SSAP. Additional disclosures as required are included in the supporting notes to the financial statements.

3.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statement of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

     These financial statements are prepared on the presumption that the Company will continue to operate as a going concern notwithstanding that the Company had net current liabilities at the balance sheet date. The ability of the Company to meet its liabilities as they fall due is dependent on (i) the availability of the financial support from Vikay Industrial Limited ("VIL"), the ultimate holding company, which was placed under Judicial Management on 6 December 1997, to the Company, and (ii) the recoverability of the amount due from VIL and immediate holding company of US$462,220 and US$3,348,379, respectively. The directors believe that with the availability of continued financial support upon the successful restructuring of VIL through future actions taken by the judicial managers, the Company will have sufficient working capital for its current requirements and the financial statements have been prepared on a going concern basis.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


3.   BASIS OF PRESENTATION (continued)

     A reconciliation of the profit and loss account and certain balance sheet item between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in the supplementary information section, which does not form part of the audited financial statements of the Company.

4.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation

     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 7 December 1995. The tenure of the Company is for a period of fifteen years and can be extended by the board of directors with the approval of the relevant authorities.

     Fixed assets and depreciation

     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalized as an additional cost of the fixed asset.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

     Leasehold improvements                          5 years
     Furniture, fittings and office equipment        5 - 10 years
     Plant and machinery                             5 - 10 years

     The gain or loss on disposal or retirement of a fixed asset recognized in the profit and loss account is the difference between the sales proceeds and the carrying amount of the relevant asset.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


4.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)


     Revenue recognition

     Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably. Revenue arising from the sale of goods is recognized when the significant risks and rewards of ownership have been transferred to the buyers.

     Inventories

     Inventories are stated at the lower of cost and net realizable value. Cost is determined on the weighted average basis, which approximates the first-in, first-out basis, and in the case of work in progress and finished goods, comprises direct materials, direct labor and an appropriate proportion of overheads. Net realizable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

     Foreign currency transactions

     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the financial statements to United States dollars, all assets and liabilities, except the equity accounts, are translated to United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation, if any, are recorded in the exchange fluctuation reserve, which is shown as a component of the equity accounts.

     Related parties

     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


5.   CORPORATE AFFILIATION

     The Company is a wholly-owned subsidiary of Vikay Industrial (Hong Kong) Limited, a company incorporated in Hong Kong. VIL, a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, is considered by the directors to be the Company's ultimate holding company.

     A portion of the Company's business is represented by transactions to which other members of the VIL group are parties and these financial statements reflect the effect of these transactions which are conducted on the bases determined within the group.

     The significant transaction during the year are summarized below:




                                                        Notes                1998              1997
                                                                              US$               US$


Sales to group companies                                  (i)              9,277,146         2,055,532
Management fee paid to a fellow subsidiary               (ii)                449,888           834,527
Purchase of fixed assets from a fellow subsidiary       (iii)              1,101,751           834,527
                                                                           =========         =========



Notes:

(i) Sales to group companies were made at a margin of the final resale price mutually agreed between the parties.

(ii) Management fee related to the provision of administrative service to a fellow subsidiary. The management fee was mutually agreed between the parties.

(iii) Fixed assets were disposed of at their net book value amounts.

     The balances with group companies are unsecured, interest-free and have no fixed terms of repayment.

6.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


7.   OPERATING LOSS BEFORE TAX

     Operating loss before tax is arrived at after charging/(crediting):


                                                       1998               1997
                                                        US$                US$


Directors' remuneration:
   Fees                                                      -                -
   Other emoluments                                          -                -
Deferred expenses written off                                -        2,582,857
Depreciation                                         1,099,190          435,842
Staff costs                                            425,282          161,227
Operating lease rentals on land and buildings          110,574          161,227
Auditors' remuneration                                  31,014                -
Exchange gains, net                                    (35,694)               -
                                                     =========          =======


8.   TAX

     No provision for profits tax has been made as the Company has no assessable income in any relevant jurisdiction (1997: Nil).

9.   PRIOR YEAR ADJUSTMENT

     In prior year, deferred expenses were stated at cost and were amortized on the straight-line basis over a period of five years starting from the commencement date of commercial production. Following the issuance of Interpretation 9 "Accounting for pre-operating costs" by the Hong Kong Society of Accountants, these deferred expenses are now written off to the profit and loss account in the period in which they are incurred. In applying the new accounting policy retroactively, the loss for the year was decreased by US$516,571, representing the amortization of deferred expenses for the year then ended. The cumulative effect on prior year was to write off the deferred expenses at 31 December 1997 of US$2,348,377 to accumulated losses at 1 January 1998.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


10.     FIXED ASSETS




                                                          Furniture,
                                                         fittings and
                                             Leasehold      office      Plant and
                                           improvements    equipment     machinery
                                                US$           US$           US$       Total US$

Cost:
   At 1 January 1998                          816,598       366,166     9,256,942    10,439,706
   Transferred from group company                   -       146,345     1,342,757     1,489,102
   Additions                                        -        37,487        52,350        89,387
   Disposals                                        -        (2,560)     (371,458)     (374,018)
                                              -------       -------    ----------    ----------
   At 31 December 1998                        816,598       547,438    10,280,591    11,644,627
                                              =======       =======    ==========    ==========
Accumulated depreciation:
   At 1 January 1998                           61,245        27,462       347,135       435,842
   Transferred from group company                   -       105,311       282,040       387,351
   Charge for the year                        146,987        76,545       875,658     1,099,190
   Disposals                                        -          (307)            -          (307)
                                              -------       -------     ---------    ----------
   At 31 December 1999                        208,232       209,011     1,504,833     1,922,076
                                              =======       =======     =========    ==========
Net book value:
   At 31 December 1998                        608,366       338,427     8,775,758     9,722,551
                                              =======       =======     =========    ==========
   At 31 December 1997                        755,353       338,704     8,909,807    10,003,864
                                              =======       =======     =========    ==========



11.  INVENTORIES


                                         1998                  1997
                                          US$                   US$


Raw materials                           255,760              377,622
Work in progress                        283,155              186,070
Finished goods                           51,903               96,924
                                        =======              =======
                                        590,818              660,616
                                        =======              =======

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


12.     PAID-UP CAPITAL

                                              1998              1997
                                               US$               US$


Registered capital                          6,000,000         6,000,000
                                            =========         =========
Paid-up capital                             6,000,000         2,808,981
                                            =========         =========


     At 31 December 1998, the paid-up capital was validated by a PRC Certified Public Accountant.

     Subsequent to the balance sheet date, on 9 November 1999, the registered and paid-up capital was increased to US$8,100,000 and was validated by a PRC Certified Public Accountants.

13.  CASH FLOW STATEMENT

     As all cash payments are made by a fellow subsidiary, VKSTD, no cash flow statement is prepared accordingly.

14.  COMPARATIVE AMOUNTS

     As further explained in note 2 to the financial statements, due to the adoption of new SSAP during the current year, the presentation of the profit and loss account, the balance sheet and certain supporting notes have been revised to comply with the new requirements. Accordingly, certain comparative amounts have been reclassified to conform with the current year's presentation.

15.  APPROVAL OF THE FINANCIAL STATEMENTS

     The  financial  statements  were  approved  by the  board of  directors  on
     ____________.

                   THE FOLLOWING STATEMENT DOES NOT FORM PART

                       OF THE AUDITED FINANCIAL STATEMENTS

                                 OF THE COMPANY

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

SUPPLEMENTARY INFORMATION

31 December 1998


The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respect from accounting principles generally accepted in the United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

Income taxes

A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:


                                                                            1998             1997
                                                                             US$              US$


Income tax benefit computed at the PRC income tax rate                    (232,865)        (628,681)
Non-deductible items                                                             -          387,429
Valuation allowance                                                        232,865          241,252
                                                                           -------          -------
Effect to the reported net loss for the year/period                              -                -
                                                                           =======          =======


Significant components of the Company's deferred tax assets consist of the following:


                                                 1998            1997
                                                 US$              US$


Net operating loss carry forwards              474,117          241,252
Valuation allowance                           (474,117)        (241,252)
                                              --------         --------
Net deferred taxes                                   -                -
                                              ========         ========

Due to the Company's history of losses, the directors of the Company do not believe that there are sufficient objective and positive evidence to conclude that recoverability of its net deferred tax assets is more likely than not. Consequently, valuation allowances covering 100% of its net deferred tax assets were provided for at respective balance sheet dates.

                          Audited Financial Statements


                  MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.
      (Registered in the People's Republic of China with limited liability)

                                31 December 1999




























                                  ERNST & YOUNG

                                    HONG KONG

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

CONTENTS


                                                                          Pages

REPORT OF THE AUDITORS                                                    1 - 2

AUDITED FINANCIAL STATEMENTS

        Profit and loss account                                               3

        Balance sheet                                                         4

        Cash flow statement                                                   5

        Notes to financial statements                                    6 - 13

                             REPORT OF THE AUDITORS




To the members
MULCD Micro Electronics (Shenzhen) Co., Ltd.
(Registered in the People's Republic of China with limited liability)

We have audited the financial statements on pages 3 to 12 which have been prepared in accordance with the basis of presentation as set out in note 2 to the financial statements.

Respective responsibilities of directors and auditors
-----------------------------------------------------
The Company's directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
----------------
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Fundamental uncertainty
-----------------------
In forming our opinion, we have considered the adequacy of the disclosures made in the financial statements concerning the basis of their preparation by the directors. As further explained in note 2 to the financial statements, the ability of the Company to meet its liabilities as they fall due is dependent on
(i) the availability of the financial support from Vikay Industrial Limited ("VIL"), the Company's ultimate holding company incorporated in Singapore, which has been under judicial management since 6 December 1997, pursuant to a judgment issued by the High Court of Singapore; (ii) the ability of VIL to repay its amount due to the Company of US$1,837,314; and (iii) the ability of the immediate  holding  company  to  repay  their  amounts  due  to the  Company  of
US$1,926,387. The immediate holding company in turn relies on the financial support from VIL to operate. The financial statements have been prepared on a going concern basis, the validity of which depends upon the availability of future continued funding. The financial statements do not include any adjustments that would result from the inability of VIL to provide such financial support and/or repay the above debt. We consider that appropriate disclosures have been made.

REPORT OF THE AUDITORS


Qualified opinion: Disclaimer on view given by financial statements
-------------------------------------------------------------------
Because of the significance of the possible effects of the fundamental uncertainty relating to the going concern basis as set out above, we are unable to form an opinion as to whether the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1999 or of its profit and cash flows for the year then ended in accordance with the basis of presentation as set out in note 2 to the financial statements.

In respect alone of the availability of continued financial support to the Company, we have not obtained all the information and explanations that we considered necessary for the purposes of our audit.








Hong Kong
27 June 2000

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1999




                                                       Notes               1999               1998
                                                                            US$                US$
                                                                       -----------         ----------

TURNOVER                                                 5              12,895,220          9,277,146
Cost of sales                                                          (10,579,650)        (9,440,952)
                                                                       -----------         ----------
Gross profit/(LOSS)                                                      2,315,570           (163,806)
Administrative expenses                                                 (1,957,312)        (1,406,715)
Other operating expenses                                                   (89,932)                 -
                                                                       -----------         ----------
OPERATING LOSS BEFORE TAX                                6                 268,326         (1,570,521)

Tax                                                      7                       -                  -

NET PROFIT/(LOSS) FOR THE YEAR                                             268,326         (1,570,521)

Accumulated losses at the beginning of year              11             (5,761,725)        (4,191,204)
                                                                       -----------         ----------

ACCUMULATED LOSSES AT END OF YEAR                        11             (5,493,399)        (5,761,725)
                                                                       ===========         ==========













Other than the net loss for the year, the Company had no recognized gains or losses. Accordingly, a statement of recognized gains and losses is not presented in the financial statements.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

BALANCE SHEET

Year ended 31 December 1999




                                                       Notes               1999               1998
                                                                            US$                US$
                                                                        ----------        -----------
NON-CURRENT ASSETS
Fixed assets                                             8               8,603,159          9,722,551

CURRENT ASSETS
Due from the ultimate holding company                    4               1,837,314            462,220
Due from the immediate holding company                   4               1,926,387          3,348,379
Due from a fellow subsidiary                             4                  31,755              9,386
Inventories                                              9                 824,611            590,818
Deposits and other receivables                                              96,527             57,035
Cash and bank balances                                                      24,642                  -
                                                                        ----------        -----------
                                                                         4,741,236          4,467,838
                                                                        ----------        -----------
CURRENT LIABILITIES
Due to fellow subsidiaries                               4               9,113,714         12,960,265
Accounts payable and accrued liabilities                                 1,620,080            991,849
                                                                        ----------        -----------
                                                                        10,733,794         13,952,114
                                                                        ----------        -----------
NET CURRENT LIABILITIES                                                 (5,992,558)        (9,484,276)
                                                                        ----------        -----------
                                                                        (2,610,601)           238,275
                                                                        ==========        ===========
SHAREHOLDERS' EQUITY
Paid-up capital                                          10              8,100,000          6,000,000
Reserves                                                 11             (5,489,399)        (5,761,725)
                                                                        ----------        -----------
                                                                         2,610,601            238,275
                                                                        ==========        ===========









-------------------------------------  -------------------------------------
Director                               Director

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

CASH FLOW STATEMENT

Year ended 31 December 1999


                                                           Note         1999
                                                                         US$


NET CASH INFLOW/(OUTFLOW) FROM OPERATING ACTIVITIES        12(a)       69,277

INVESTING ACTIVITIES
   Purchases of fixed assets                                          (44,635)
Net cash outflow from investing activities                            (44,635)
                                                                      -------
CASH AND CASH EQUIVALENTS AT END OF YEAR                               24,642
                                                                      =======
ANALYSIS OF BALANCES OF CASH AND CASH
   EQUIVALENTS
     Cash and bank balances                                            24,642
                                                                      =======





In prior years, all cash payments were made by a fellow subsidiary and no cash flow statement was prepared accordingly.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


1.   CORPORATE INFORMATION

     The registered office of MULCD Micro Electronics (Shenzhen) Co., Ltd. is 102 Li Jia Road, Heng Gang, Leng Gang Zone, Shenzhen, China. During the year, the Company was engaged in the manufacturing and the trading of electronic components.

2.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statement of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

     These financial statements are prepared on the presumption that the Company will continue to operate as a going concern notwithstanding that the Company had net current liabilities at the balance sheet date. The ability of the Company to meet its liabilities as they fall due is dependent on (i) the availability of the financial support from Vikay Industrial Limited ("VIL"), the ultimate holding company, which was placed under Judicial Management on 6 December 1997, to the Company, and (ii) the recoverability of the amount due from VIL and immediate holding company of US$1,837,314 (1998: US$462,220) and US$1,926,387 (1998: US$3,348,379), respectively. The directors believe that with the availability of continued financial support upon the successful restructuring of VIL through future actions taken by the judicial managers, the Company will have sufficient working capital for its current requirements and the financial statements have been prepared on a going concern basis.

     A reconciliation of the profit and loss account and certain balance sheet item between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in the supplementary information section, which does not form part of the audited financial statements of the Company.

3.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation

     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 7 December 1995. The tenure of the Company is for a period of fifteen years and can be extended by the board of directors with the approval of the relevant authorities.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


3.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)


     Fixed assets and depreciation

     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalized as an additional cost of the fixed assets.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

     Leasehold improvements                          5 years
     Furniture, fittings and office equipment        5 - 10 years
     Plant and machinery                             5 years

     The gain or loss on disposal or retirement of a fixed asset recognized in the profit and loss account is the difference between the sales proceeds and the carrying amount of the relevant asset.

     Revenue recognition

     Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably. Revenue arising from the sale of goods is recognized when the significant risks and rewards of ownership have been transferred to the buyers.

     Inventories

     Inventories are stated at the lower of cost and net realizable value. Cost is determined on the weighted average basis, which approximates the first-in, first-out basis, and in the case of work in progress and finished goods, comprises direct materials, direct labor and an appropriate proportion of overheads. Net realizable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


3.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Foreign currency transactions

     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the financial statements to United States dollars, all assets and liabilities, except the equity accounts, are translated to United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation, if any, are recorded in the exchange fluctuation reserve, which is shown as a component of the equity accounts.

     Related parties

     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

     Cash equivalents

     For the purpose of the consolidated cash flow statement, cash equivalents represent short term highly liquid investments which are readily convertible into known amounts of cash and which were within three months of maturity when acquired, less advances from banks repayable within three months from the date of the advance. For the purpose of balance sheet classification cash equivalents represents assets similar to cash, which are not restricted as to use.

4.   CORPORATE AFFILIATION

     The Company is a wholly-owned subsidiary of Vikay Industrial (Hong Kong) Limited, a company incorporated in Hong Kong. VIL, a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, is considered by the directors to be the Company's ultimate holding company.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999



4.   CORPORATE AFFILIATION (continued)


     A portion of the Company's business is represented by transactions to which other members of the Vikay Industrial Limited group are parties and these financial statements reflect the effect of these transactions which are conducted on the bases determined within the group.

     The significant transaction during the year are summarized below:




                                                        Notes                1999             1998
                                                                              US$              US$


Sales to group companies                                 (i)             12,895,220         9,277,146
Management fee paid to a fellow subsidiary              (ii)                511,057           449,888
Purchase of fixed assets from a fellow subsidiary       (iii)                     -         1,101,751
                                                                         ==========         =========



Notes:

(i) Sales to group companies were made at a margin of the final resale price mutually agreed between the parties.

(ii) Management fee related to the provision of administrative service to a fellow subsidiary. The management fee was mutually agreed between the parties.

(iii) Fixed assets were disposed of at their net book value amounts.

The balances with group companies are unsecured, interest-free and have no fixed terms of repayment.

5.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


6.   OPERATING PROFIT/(LOSS) BEFORE TAX

     Operating    profit/(loss)    before    tax    is    arrived    at    after
     charging/(crediting):


                                                   1999               1998
                                                    US$                US$


Directors' remuneration:
   Fees                                                  -                  -
   Other emoluments                                      -                  -
Depreciation                                     1,164,027          1,099,190
Provision for obsolete stocks                       89,932                  -
Staff costs                                      1,467,979          1,565,327
Operating lease rentals on land and buildings      161,912            110,574
Auditors' remuneration                              31,014             31,014
Exchange gains, net                                118,235             35,694
                                                 =========          =========


7.   TAX

     In accordance with the relevant tax rules and regulations in the PRC, the Company is entitled to income tax exemption for two years starting from the first profitable year of operations, followed by a 50% reduction in tax rate for the next three years. Accordingly, no PRC income tax was accrued for the year ended 31 December 1999. In the prior year, no provision for income tax had been made as the Company had no assessable income in any relevant jurisdiction.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


8.   FIXED ASSETS




                                                                    Furniture,
                                                                  fittings and
                                      Construction    Leasehold      office      Plant and
                                      in progress   improvements    equipment    machinery
                                           US$            US$          US$          US$        Total US$
                                          -----        -------       -------     ----------    ----------
Cost:
   At 1 January 1999                          -        816,598       547,438     10,280,591    11,644,627
   Additions                              2,826         14,140        16,129         11,540        44,635
                                          -----        -------       -------     ----------    ----------
   At 31 December 1999                    2,826        830,738       563,567     10,292,131    11,689,262
                                          -----        -------       -------     ----------    ----------
Accumulated depreciation:
   At 1 January 1999                          -        208,232       209,011      1,504,833     1,922,076
   Charge for the year                        -        147,332        91,330        925,365     1,164,027
                                          -----        -------       -------     ----------    ----------
   At 31 December 1999                        -        355,564       300,341      2,430,198     3,086,103
                                          -----        -------       -------     ----------    ----------
Net book value:
   At 31 December 1999                    2,826        475,174       263,226      7,861,933     8,603,159
                                          =====        ======        =======     ==========    ==========
   At 31 December 1998                        -        608,366       338,427      8,775,758     9,722,551
                                          =====        ======        =======     ==========    ==========



9.   INVENTORIES


                                           1999                 1998
                                            US$                  US$


Raw materials                            323,313              255,760
Work in progress                         291,015              283,155
Finished goods                           210,283               51,903
                                         -------              -------
                                         824,611              590,818
                                         =======              =======

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


10.  PAID-UP CAPITAL

                                           1999                 1998
                                            US$                  US$


Registered capital                       8,100,000            6,000,000
                                         =========            =========
Paid-up capital                          8,100,000            6,000,000
                                         =========            =========


11.  RESERVES



                                                      Accumulated      Capital
                                                        losses         reserve          Total
                                                          US$            US$             US$


At beginning of year                                  (5,761,725)            -      (5,761,725)
Net loss for the year                                    268,326             -         268,326
Capital reserve arising from the excess of
   contributed net assets over the paid-up capital             -         4,000           4,000
                                                      ----------         -----      ----------
                                                      (5,493,399)        4,000      (5,489,399)
                                                      ==========         =====      ==========



12.  NOTES TO THE CASH FLOW STATEMENT

     (a)  Reconciliation   of   operating   loss   before   tax  to   net   cash
          inflow/(outflow) from operating activities:

                                                                  1999
                                                                   US$


Operating loss before tax                                        268,326
Provision for obsolete stock                                      89,932
Depreciation                                                   1,164,027
Increase in deposits and other receivables                       (39,492)
Increase in inventories                                         (323,725)
Movement in balances with fellow subsidiaries                 (1,764,920)
Increase in due from ultimate holding company                 (1,375,094)
Decrease in due from the immediate holding company             1,421,992
Increase in accounts payable and accrued liabilities             628,231
Net cash inflow from operating activities                         69,277
                                                              ==========

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


12.  NOTES TO THE CASH FLOW STATEMENT (continued)

     (b)  Analysis of changes in financing during the year:


                                                          Paid-up      Capital
                                                        capital US$    reserve
                                                                          US$


Balance at beginning of year                             6,000,000          -
Increase in paid-up capital for non-cash consideration   2,100,000          -
Capital reserve arising on the excess of contributed
    net assets over the paid-up capital                          -      4,000
                                                         ---------      -----
At 31 December 1999                                      8,100,000      4,000
                                                         =========      =====



     (c)  Major non-cash transactions

          During the year, the paid-up capital was increased by US$2,100,000 through the capitalization of intercompany accounts. The excess of contributed net assets over the paid-up capital in an amount of US$4,000 has been capitalized as a capital reserve.

13.  APPROVAL OF THE FINANCIAL STATEMENTS

     The financial statements were approved by the board of directors on 27 June 2000.

                   THE FOLLOWING STATEMENT DOES NOT FORM PART

                       OF THE AUDITED FINANCIAL STATEMENTS

                                 OF THE COMPANY

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

SUPPLEMENTARY INFORMATION

31 December 1999


The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respect from accounting principles generally accepted in the United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

Income taxes

A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:




                                                                             1999            1998
                                                                              US$             US$


Income tax effect/(benefit) computed at the PRC income tax rate             40,249         (235,578)
Non-deductible items                                                        13,489                -
Valuation allowance                                                              -          235,578
Offsetting against net operating loss brought forward                      (53,738)               -
                                                                           -------         --------
Effect to the reported net profit/(loss) for the year                            -                -
                                                                           =======         ========



Significant components of the Company's deferred tax assets consist of the following:


                                                       1999            1998
                                                       US$              US$

Net operating loss carry forwards                    423,092          476,830
Valuation allowance                                 (423,092)        (476,830)
                                                    --------         --------
Net deferred taxes                                         -                -
                                                    ========         ========



Due to the Company's history of losses, the directors of the Company does not believe that there are sufficient objective and positive evidence to conclude that recoverability of its net deferred tax assets is more likely than not. Consequently, valuation allowances covering 100% of its net deferred tax assets were provided for at respective balance sheet dates.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The unaudited pro forma condensed combined financial information for Morrow Snowboards, Inc. and Subsidiaries dba Granite Bay Technologies (the "Company") set forth on the following pages gives effect to the acquisition by the Company of Vikay Science & Technology Development (Shenzhen) Co., Ltd. and MULCD Microelectronics (Shenzen) Co., Ltd. (collectively the "PRC Companies"). The historical financial information set forth in the unaudited pro forma condensed combined financial information has been derived from, and is qualified by reference to, the financial statements of the Company and the PRC Companies for the year ended December 31, 1999, and should be read in conjunction with those financial statements and the notes thereto. The unaudited pro forma condensed combined financial information presents the combined results of operations of the companies for the year ended January 1, 2000, giving effect to the Company's acquisition of the PRC Companies as if such acquisition had been consummated January 2, 1999, using the purchase method of accounting. The information should be read in conjunction with the Company's reports and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The unaudited pro forma condensed combined financial information does not purport to represent what the consolidated results of operations or financial condition of the Company would actually have been if the PRC Companies acquisition had in fact occurred on January 2, 1999, nor does it purport to be indicative of the consolidated results of operations or financial condition of the Company that may be achieved in the future.

                    MORROW SNOWBOARDS, INC. AND SUBSIDIARIES
                          dba GRANITE BAY TECHNOLOGIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999




                                             Morrow           MULCD           VKSTD          Proforma Adjustments      Consolidated
                                              1999            1999             1999                                        1999
                                         -------------    ------------    ------------       --------------------     -------------
ASSETS

Current Assets:
  Cash and cash equivalents              $   1,921,950    $     24,642    $    157,192                                $   2,103,784
  Receivable from holding company                            3,763,701      17,710,755               (3) 21,474,456               -
  Receivable from related companies                             31,755      13,788,533               (3) 13,820,288               -
  Accounts receivable, less allowance
    for uncollectible accounts                       -          96,527          52,996                                      149,523
  Inventories                                        -         824,611         449,935                                    1,274,546
  Prepaid expense                              128,000               -               -                                      128,000
  Refundable income taxes                       54,000               -               -                                       54,000
  Deposits and other receivables                                               437,497                                      437,497
  Other current assets                               -               -               -     2,500,000 (4)                  2,500,000
  Net current assets of discontinued
    operations                               2,332,000               -               -                                    2,332,000
                                         -------------    ------------    ------------                                -------------
      Total current assets                   4,435,950       4,741,236      32,596,908                                    8,979,350

Equipment and fixtures, net                  3,098,757       8,603,159       9,057,167               (3)  9,277,057      11,482,026

Other assets:
  Investments                                1,000,000               -               -                                    1,000,000
  Investments - IDWT / MULCD                         -               -               -     7,303,524 (4)                          -
                                                     -               -               -               (5)  7,303,524
  Goodwill, net                                      -               -               -       340,000 (1)                    315,714
                                                     -               -               -               (2)     24,286
  Net non-current assets of
    discontinued operations                     72,000               -               -                                       72,000
  Other assets, net                          1,000,000               -               -               (4)  1,000,000               -
                                         -------------    ------------    ------------                                -------------
    Total other assets                       2,072,000               -               -                                    1,387,714
                                         -------------    ------------    ------------                                -------------
      Total assets                       $   9,606,707    $ 13,344,395    $ 41,654,075                                $  21,849,090
                                         =============    ============    ============                                =============
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                       $   2,812,000    $  1,620,080    $  1,354,074                                $   5,786,154
  Accrued liabilities                          502,000               -               -                                      502,000
  Accrued interest note payable                      -               -               -               (8)    148,531         148,531
  Note payable related party                   200,000       9,113,714      44,157,486    53,271,200 (3)                    200,000
  Note payable PRC Companies                                                                         (4)  8,803,524       4,975,524
                                                                                           3,828,000 (8)
  Current portion of long term debt            675,000               -               -                                      675,000
                                         -------------    ------------    ------------                                -------------
    Total current liabilities                4,189,000      10,733,794      45,511,560                                   12,287,209

Commitments and Contingencies

Shareholders' Equity
  Preferred stock                                    -               -               -
  Common stock                           $  28,866,000    $  8,100,000    $  6,000,000     1,000,000 (1)  1,340,000   $  33,034,000
                                                                                           6,796,476 (3)
                                                                                           7,303,524 (5)
                                                                                                     (8)  3,828,000
     Accumulated deficit                   (23,436,293)     (5,489,399)     (9,857,485)                           -     (23,460,119)
                                                                                              24,286 (2)
                                                                                                     (3) 15,495,875
                                                                                             148,531 (8)
Cumulative translation adjustment              (12,000)                                                                     (12,000)
                                         -------------    ------------    ------------                                -------------
  Total Shareholders' Equity (Deficit)       5,417,707       2,610,601      (3,857,485)                                   9,561,881
                                         -------------    ------------    ------------                                -------------
    Total Liabilities and Shareholders'
      Equity (Deficit)                   $   9,606,707    $ 13,344,395    $ 41,654,075                                $  21,849,090
                                         =============    ============    ============                                =============


                    MORROW SNOWBOARDS, INC. AND SUBSIDIARIES
                          dba GRANITE BAY TECHNOLOGIES
                UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                                DECEMBER 31, 1999




                                 Morrow           MULCD         VKSTD        Total       Proforma Adjustments      Consolidated
                                  1999            1999          1999         1999                                       1999
                              ------------    ------------   -----------  ------------   --------------------      ------------
ASSETS



Revenues                      $          -    $ 12,895,220   $ 9,907,397  $ 22,802,617   $   511,057 (6)           $ 18,434,869
                                                                                           3,856,691 (7)
Cost of goods sold                       -      10,579,650     8,619,747    19,199,397               (7) 3,856,691   15,342,706
                              ------------    ------------   -----------  ------------                             ------------

Gross profit                             -       2,315,570     1,287,650     3,603,220                                3,092,163

Operating expenses                 560,293       2,047,244     1,406,985     4,014,522               (6)   511,057    3,651,996
                                                                                             148,531 (8)
Amortization of goodwill                 -               -                           -        24,286 (2)                 24,286
Loss from discontinued
  operations                     3,276,000               -                   3,276,000                                 3,276,000
                              ------------    ------------   -----------  ------------                             ------------
Net income (loss)             $ (3,836,293)   $    268,326   $  (119,335) $ (3,687,302)                            $ (3,860,119)
                              ============    ============   ===========  ============                             ------------


                                                    Historical      Pro forma
Net loss per share - continuing operations
    Basic                                            $ (0.09)        $ (0.04)
                                                     =======         =======
    Diluted                                          $ (0.09)        $ (0.04)
                                                     =======         =======
Net income (loss) per share - discontinued
  operations
    Basic                                            $ (0.51)        $ (0.22)
                                                     =======         =======
    Diluted                                          $ (0.51)        $ (0.22)
                                                     =======         =======
Net income (loss) per share:
    Basic                                            $ (0.61)        $ (0.26)
                                                     =======         =======
    Diluted                                          $ (0.61)        $ (0.26)
                                                     =======         =======
Weighted average number of shares used in
  computing per share amounts:
    Basic                                          6,377,556      14,857,556
                                                   =========      ==========
    Diluted                                        6,377,556      14,857,556
                                                   =========      ==========

                    MORROW SNOWBOARDS, INC. AND SUBSIDIARIES
                          dba GRANITE BAY TECHNOLOGIES
                             PRO FORMA ADJUSTMENTS





                                                    Debit             Credit

(1)    Goodwill                                     340,000
       Capital Stock                                                1,340,000
       Equity - IDW USA                           1,000,000

(2)    Amortization Expense (RE)                     24,286
       Goodwill                                                        24,286
       Record Goodwill Amoritzation for
       12 months ended 12/31/99 @
       14 year amort. Period

(3)    Note payable related company              53,271,200
       Capital Stock - VKSTD                      2,888,699
       Capital Stock - MULCD                      3,907,777
       Receivable from Holding Company                             21,474,456
       Receivable from related company                             13,820,288
       Retained Earnings - VKSTD                                    9,738,150
       Retained Earnings - MULCD                                    5,757,725
       Fixed Asset Revaluation - VKSTD                              5,023,962
       Fixed Asset Revaluation - MULCD                              4,253,095
       To Close Intercompany obligations,
       eliminate RE before acqusition,
       Record Negative Goodwill on acqustion

(4)    Accounts Receivable - JM                   2,500,000
       Investment in IDW PRC Co's.                7,303,524
       Deposits                                                     1,000,000
       Note Payable - JM                                            8,803,524
       To Record Note to JM for purchase

(5)    Capial Stock - PRC Companies               7,303,524
       Investment in PRC Companies                                  7,303,524
       To Eliminate equity / Inv. Accts.

(6)    Revenue - VKSTD                              511,057
       Operating Expense - MULCD                                      511,057
       To eliminate Mgmt Fee to MULCD

(7)    Sales - MULCD                              3,856,691
       Cost of Goods - VKSTD                                        3,856,691
       Eliminated Interco Sales

(8)    Note Payable - JM                          3,828,000
       Capital Stock (5.8M Shares)                                  3,828,000
       To record sale of stock for
       acqusition of PRC Companies

(9)    Interest Expense                             148,531
       Note Payable - JM                                              148,531
       Accrue Interest for 12 Months @ 6%
                                                 86,883,289        86,883,289

Accumulated Deficit                        Capital Stock
Morrow 12/31/99        $ 23,250,000
                                       Balance 12/31/99           $ 27,866,000
IDW 12/31/99                186,293
                                       Shares Issued for IDW         1,340,000
MULCD                      (268,326)       (2,680,000 @ $.50)
                                       Capital Raised                3,828,000
VKSTD                       119,335                               ------------
                                       Adjusted Balance             33,034,000
                                                                  ============
Interest                    148,531
                                       Balance Sheet                33,034,000
                                                                  ============
Amortization                 24,286
                         ==========
Accumulated Deficit      23,460,119
                         ==========
Balance Sheet            23,460,119
                         ==========

                        NOTES TO THE UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL INFORMATION

In January 2000, the Company acquired certain assets of the PRC Companies for approximately $9.8 million. The acquisition has been accounted for using the purchase method of accounting. The operations of the PRC Companies are included in the historical consolidated financial statements of the Company from the date of acquisition. In addition, in January 2000, the Company acquired all of the outstanding shares of International Display Works (IDW) in exchange for 2,680,000 shares of the Company's common stock. Due to immateriality, IDW financial position and results of operations have been combined with the Company's finanical position and results of operations in the unaudited pro forma condensed combined financial statements (pro formas).

Adjustments to unaudited pro forma condensed combined financial statements have been made to present the acquisitions described above as if they had occurred on January 2, 1999. The Company consummated the sale of 5,800,000 shares of its common stock for $3,828,000 subsequent to January 1, 2000, to finance the acquisition of the PRC Companies. The sale of stock has been recorded in the pro formas as if the sale occurred in the first quarter of the 1999 fiscal year and the proceeds used to reduce the note payable for the purchase of the PRC Companies. The note payable has been further reduced by a $1,000,000 deposit on the acquisition reflected in the Company's financial statements as "Other assets". Interest expense on the balance of the note payable has been reflected in the pro forma results of operations. In addition, the pro formas reflect the accrual of approximately $2,500,000 in accounts receivable due to the Company upon final payment on the note payable. The accrual represents the managements estimates of collections of the PRC Companies accounts receivable held by the Judicial Manager until the final payment on the purchase has been received.

All inter-company transactions between the respective PRC Companies during the year have been eliminated. Further, the assets and liabilities of the PRC Companies which were not acquired by the Company (consisting of amounts due from and due to entities related to the PRC Companies) were eliminated as were the respective common stock and accumulated deficit accounts of each PRC Company. The excess of the net book value of the PRC Companies assets acquired over the purchase price paid has been applied to reduce the book value of the plant and equipment accounts.

The acquisition of IDW's common stock, for pro forma purposes, has been recorded as if the transaction occurred on January 2, 1999. Goodwill of $340,000 reflects the excess of the fair market value of the Company's common stock exchanged over the net book value of the IDW assets acquired, net of amortization.